UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Kartoon Studios, Inc.

(Exact Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Kartoon Studios, Inc.
190 N. Canon Drive, 4th Floor
Beverly Hills, California 90210

September 4, 2026

Dear Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) of Kartoon Studios, Inc., a Nevada corporation (the “Company”), to be held at 10:00 a.m., Pacific Time, on Wednesday, October 21, 2026. The 2026 Annual Meeting will be a virtual meeting of stockholders, which will be conducted solely by means of remote communication via a live webcast. For purposes of attendance at the 2026 Annual Meeting, all references in the accompanying proxy statement (the “Proxy Statement”) to “present in person” or “in person” shall mean virtually present at the 2026 Annual Meeting.

Details regarding the 2026 Annual Meeting, the business to be conducted at the 2026 Annual Meeting, and information about the Company that you should consider when you vote your shares are described in the Proxy Statement.

At the 2026 Annual Meeting, we will ask stockholders to approve the following matters:

1.	Election of six (6) directors named in the Proxy Statement divided into 2 classes to serve as Class I or Class II directors, as applicable, with staggered terms pursuant to the Company’s bylaws, as amended, as further described herein (Proposal 1);

2.	Ratification of the appointment of WithumSmith+Brown, PC as our independent auditors for the fiscal year ending December 31, 2026 (Proposal 2);

3.	Approval of a proposed amendment to the Kartoon Studios, Inc. 2020 Incentive Plan, as amended (the “2020 Plan”) to increase the aggregate number of shares of Common Stock available for awards under the 2020 Plan by 4,000,000 shares (Proposal 3);

4.	Approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement (Proposal 4);

5.	Approval of an adjournment of the 2026 Annual Meeting to solicit additional proxies if there are insufficient votes at the time of the 2026 Annual Meeting to approve Proposal 3 (Proposal 5); and

6.	Such other business as may properly come before the 2026 Annual Meeting or any adjournments or postponements of the 2026 Annual Meeting.

The board of directors recommends that you vote FOR each of the six (6) director nominees named in the accompanying proxy statement in their respective classes and FOR the approval of each of the Proposals 2, 3, 4 and 5.

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Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. The Notice of Internet Availability of Proxy Materials will be mailed to our stockholders on or about September 4, 2026. If you previously requested electronic or paper delivery of the proxy materials, you will be sent the proxy statement, the accompanying proxy card and our 2025 Annual Report to Stockholders on or about September 4, 2026. The Notice of Internet Availability also provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail.

We hope you will be able to attend the 2026 Annual Meeting. Whether you plan to attend the 2026 Annual Meeting or not, it is important that you cast your vote either during the 2026 Annual Meeting or by proxy before the 2026 Annual Meeting. You may vote over the Internet or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in the Notice of Internet Availability and the accompanying proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of the Company. We look forward to seeing you at the 2026 Annual Meeting.

Sincerely,

/s/ Andy Heyward
Andy Heyward
Chairman and Chief Executive Officer

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NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 21, 2026

TIME:	10:00 a.m., Pacific Time

DATE:	Wednesday, October 21, 2026

PLACE:	www.virtualshareholdermeeting.com/TOON2026

PURPOSES:

1.	To elect six (6) directors named in the Proxy Statement divided into two classes to serve as Class I or Class II directors, as applicable, with staggered terms pursuant to the Company’s bylaws, as amended, as further described herein (Proposal 1);

2.	To ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2);

3.	To approve a proposed amendment to the Kartoon Studios, Inc. 2020 Plan, as amended (the “2020 Plan”) to increase the aggregate number of shares of Common Stock available for awards under the 2020 Plan by 4,000,000 shares (Proposal 3);

4.	To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement (Proposal 4);

5.	Approval of an adjournment of the 2026 Annual Meeting to solicit additional proxies if there are insufficient votes at the time of the 2026 Annual Meeting to approve Proposal 3 (Proposal 5); and

6	To transact such other business that is properly presented at the 2026 Annual Meeting and any adjournments or postponements thereof.

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Who May Vote

You may vote if you were the owner of shares of Common Stock at 5:00 p.m. Pacific Time on August 31, 2026 (the “Record Date”). A list of stockholders of record will be available during the 2026 Annual Meeting and the 10 days prior to the 2026 Annual Meeting at our principal executive offices located at 190 N. Canon Drive, 4th Floor, Beverly Hills, California 90210.

All stockholders are cordially invited to attend the 2026 Annual Meeting. You can attend the 2026 Annual Meeting online and vote your shares during the online meeting. To be admitted to the 2026 Annual Meeting’s live webcast, you must register to attend the virtual meeting by 11:59 p.m., Eastern Time, on Tuesday, October 20, 2026, by visiting www.proxyvote.com, entering your 16-digit control number as shown in the Notice of Internet Availability), your proxy card, or the voting instruction form, and selecting “Attend a Meeting.” You will receive a confirmation email with information on how to attend the 2026 Annual Meeting. On the day of the meeting, you will be able to participate in the 2026 Annual Meeting by visiting www.virtualshareholdermeeting.com/TOON2026 and entering the same 16 digit control number you used to register and as shown in your confirmation email. Electronic entry to the 2026 Annual Meeting will begin at 9:45 a.m., Pacific Time, on the day of the meeting. If you encounter any difficulties accessing the virtual meeting, please call the technical support number that will be posted on the virtual meeting page. For purposes of attendance at the 2026 Annual Meeting, all references in the Proxy Statement to “present in person” or “in person” shall mean virtually present at the 2026 Annual Meeting.

Whether you plan to attend the 2026 Annual Meeting or not, we urge you to vote by following the instructions in the Notice of Internet Availability that you previously received and submit your proxy by the Internet or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the 2026 Annual Meeting.

By Order of the Board of Directors:

/s/ Michael Jaffa
Michael Jaffa
Corporate Secretary
Dated: September 4, 2026

Important Notice Regarding the Availability of Proxy Materials
for the 2026 Annual Meeting:

The Proxy Statement is available at www.proxyvote.com. To view these materials please have your 16-digit control number(s) available that appears on your Notice of Internet Availability, proxy card or voting instruction form. On this website you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

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Kartoon Studios, Inc.
190 N. Canon Drive, 4th Floor
Beverly Hills, CA 90210

PROXY STATEMENT

This proxy statement, along with the accompanying Notice of 2026 Annual Meeting of Stockholders, contains information about the 2026 Annual Meeting of Stockholders of Kartoon Studios, Inc. (the “2026 Annual Meeting”), including any adjournments or postponements of the 2026 Annual Meeting. We are holding the 2026 Annual Meeting at 10:00 a.m. Pacific Time, on Wednesday, October 21, 2026, by means of remote communication via a live webcast accessible at www.virtualshareholdermeeting.com/TOON2026.

In this proxy statement, we refer to Kartoon Studios, Inc. as the “Company,” “we”, and “us.”

This proxy statement relates to the solicitation of proxies by our board of directors (the “Board”) for use at the 2026 Annual Meeting.

Voting Matters and the Board’s Recommendation

Agenda Item	Board Vote Recommendation	Page Reference

Election of six (6) directors divided into two classes named in the Proxy Statement to serve as Class I or Class II directors, as applicable, with staggered terms pursuant to the Company’s bylaws, as amended (the “Amended Bylaws”) (“Proposal 1,” or the “Election of Directors”)	FOR each Director Nominee in each Class	10

Ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal 2,” or the “Auditor Ratification Proposal”)	FOR	39

Approval of a proposed amendment to our Kartoon Studios, Inc. 2020 Incentive Plan, as amended (the “2020 Plan”) to increase the aggregate number of shares of our common stock, par value $0.001 per share (the “Common Stock”), available for awards under the 2020 Plan by 4,000,000 shares (“Proposal 3,” or the “Incentive Plan Increase Proposal”)	FOR	42

Approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement (“Proposal 4” or the “Say-on-Pay Proposal”); and	FOR	51

Approval of an adjournment of the 2026 Annual Meeting to solicit additional proxies if there are insufficient votes at the time of the 2026 Annual Meeting to approve Proposal 3 (“Proposal 5” or the “Adjournment Proposal”).	FOR	52

On or about September 4, 2026, we will start mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) containing instructions on how to access our proxy statement for the 2026 Annual Meeting and our 2025 Annual Report to Stockholders (the “2025 Annual Report”), which includes our financial statements for the fiscal year ended December 31, 2025. If you previously requested electronic or paper delivery of the proxy materials, you will be sent the proxy statement, the accompanying proxy card, and the 2025 Annual Report on or about September 4, 2026.

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IMPORTANT NOTICE REGARDING
THE AVAILABILITY OF PROXY MATERIALS FOR THE
2026 ANNUAL MEETING TO BE HELD ON WEDNESDAY, OCTOBER 21, 2026

This proxy statement, the Notice of 2026 Annual Meeting of Stockholders, our form of proxy card and our 2025 Annual Report are available for viewing, printing and downloading at www.proxyvote.com. To view these materials please have available your 16-digit control number(s) that appears on your Notice of Internet Availability, proxy card or voting instruction form. On this website you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our 2025 Annual Report, which includes our financial statements for the fiscal year ended December 31, 2025, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.kartoonstudios.com. You may also obtain a printed copy of our 2025 Annual Report, including our financial statements, free of charge, from us by sending a written request to:

KARTOON STUDIOS, INC.
190 N. Canon Drive, 4th Floor
Beverly Hills, California 90210

Exhibits will be provided upon written request and payment of an appropriate processing fee.

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IMPORTANT INFORMATION ABOUT
THE 2026 ANNUAL MEETING AND VOTING

Who is Soliciting My Proxy?

Our Board is soliciting your proxy to vote at the 2026 Annual Meeting to be held by means of remote communication via a live webcast accessible at www.virtualshareholdermeeting.com/TOON2026 on Wednesday, October 21, 2026, at 10:00 a.m. Pacific Time, and any adjournments or postponements of the meeting, which we refer to herein as the “2026 Annual Meeting.” This proxy statement, along with the accompanying Notice of 2026 Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the 2026 Annual Meeting.

We have made available to you on the Internet or have sent you this proxy statement, the Notice of 2026 Annual Meeting of Stockholders, the proxy card and a copy of our 2025 Annual Report because you owned shares of our Common Stock on the Record Date (as defined below). On or about September 4, 2026, we will start to mail to our stockholders a Notice of Internet Availability containing instructions on how to access this proxy statement for the 2026 Annual Meeting and our 2025 Annual Report.

Why Did I Receive a Notice of Internet Availability in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?

As permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC”), we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the 2026 Annual Meeting and help to conserve natural resources. If you received the Notice of Internet Availability by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice of Internet Availability. Instead, the Notice of Internet Availability instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.

Why is the Company holding the 2026 Annual Meeting virtually?

We are holding the 2026 Annual Meeting online and providing internet voting to facilitate stockholder attendance and participation.

Where can I get technical assistance?

If you encounter any difficulties accessing the virtual 2026 Annual Meeting, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/TOON2026.

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Who May Vote?

We have one class of voting stock. Each stockholder who owned our Common Stock at 5:00 p.m., Pacific Time, on August 31, 2026 (the “Record Date”) will be entitled to one vote per share at the 2026 Annual Meeting. On the Record Date, there were 62,204,105 shares of Common Stock outstanding and entitled to vote at the 2026 Annual Meeting.

If on the Record Date your shares of Common Stock are registered directly in your name with our transfer agent, VStock Transfer LLC, then you are a stockholder of record.

If on the Record Date your shares are held not in your name but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice of Internet Availability shall be forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the 2026 Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the 2026 Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the 2026 Annual Meeting unless you request and obtain a legal proxy from your broker or other agent authorizing you to vote your shares when you register for the 2026 Annual Meeting.

You do not need to attend the 2026 Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the 2026 Annual Meeting and not revoked prior to the 2026 Annual Meeting will be voted at the 2026 Annual Meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Do I Vote?

If your shares are registered directly in your name through our stock transfer agent, VStock Transfer LLC, or you have stock certificates registered in your name, you may vote:

•	By Internet. Follow the instructions included in the Notice of Internet Availability or, if you received printed materials, in the proxy card to vote by Internet.

•	By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the recommendations of our Board as noted below.

•	At the 2026 Annual Meeting. If you attend the 2026 Annual Meeting virtually, you may vote at the 2026 Annual Meeting by following the instructions when you log in for the 2026 Annual Meeting at www.virtualshareholdermeeting.com/TOON2026. Have your proxy card or Notice of Internet Availability in hand as you will be prompted to enter your 16-digit control number to vote at the 2026 Annual Meeting. Electronic entry to the 2026 Annual Meeting will begin 15 minutes before the start of the meeting.

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Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time on Tuesday, October 20, 2026.

If your shares are held in “street name” (held in the name of another holder of record, such as a brokerage firm, bank, dealer or other similar organization), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares at the 2026 Annual Meeting, you should contact your broker or agent to obtain a legal proxy authorizing you to vote your shares when you register for the 2026 Annual Meeting.

How Does Our Board Recommend that I Vote on the Proposals?

Our Board recommends that you vote as follows:

•	“FOR” the election of each of the Board’s nominees named herein with respect to the Election of Directors (Proposal 1);

•	“FOR” the Auditor Ratification Proposal (Proposal 2);

•	“FOR” the Incentive Plan Increase Proposal (Proposal 3);

•	“FOR” the Say-on-Pay Proposal (Proposal 4); and

•	“FOR” the Adjournment Proposal (Proposal 5).

If you grant a proxy, the person named as proxy holder, Andy Heyward, our Chief Executive Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2026 Annual Meeting. At the time this proxy statement was first made available, we knew of no matters to be presented at the 2026 Annual Meeting, other than those discussed in this proxy statement.

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May I Change or Revoke My Proxy?

If you are a stockholder of record and you give us your proxy, you may change or revoke it at any time before the 2026 Annual Meeting. You may change or revoke your proxy in any one of the following ways:

•	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
•	by re-voting by Internet as instructed above;
•	by notifying our Corporate Secretary in writing before the 2026 Annual Meeting that you have revoked your proxy; or
•	by attending the 2026 Annual Meeting virtually and voting online. Attending the 2026 Annual Meeting will not in and of itself revoke a previously submitted proxy. You must specifically vote your shares online at the 2026 Annual Meeting to revoke your previously submitted proxy.

Your most current vote, whether by telephone, Internet or proxy card, is the one that will be counted.

If your shares are held in street name, please refer to information from your bank, broker, or other intermediary on how to revoke or submit new voting instructions.

What if I Receive More Than One Notice of Internet Availability, Proxy Card or Voting Instruction Form?

You may receive more than one Notice of Internet Availability, proxy card or voting instruction form if you hold shares of our Common Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. In this regard, we believe that the NYSE will treat the Election of Directors (Proposal 1), the Incentive Plan Increase Proposal (Proposal 3), the Say-on-Pay Proposal (Proposal 4) and the Adjournment Proposal (Proposal 5) as “non-routine,” meaning that your broker, bank or other nominee may not vote your shares on any of these proposals in the absence of your voting instructions. However, we believe that the NYSE will treat the Auditor Ratification (Proposal 2) as a “routine” matter under the NYSE rules, meaning that if you do not return voting instructions to your broker, bank or other nominee by its deadline, your shares may be voted by your broker, bank or other nominee in its discretion on such proposal. This belief is based on preliminary guidance from the NYSE and may be incorrect or change before the 2026 Annual Meeting. In light of the foregoing, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the 2026 Annual Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

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What Vote is Required to Approve Each Proposal and How are Votes Counted?

PROPOSAL	VOTE REQUIRED	VOTING OPTIONS	EFFECT OF ABSTENTIONS (OR THE WITHHOLDING OF AUTHORITY)	EFFECT OF BROKER NON-VOTES
Election of Directors (Proposal 1)	Plurality—the six (6) nominees who receive the most “FOR” votes will be elected to serve on the Board in their respective class	“FOR” “WITHHOLD”	No effect	No effect

Auditor Ratification Proposal (Proposal 2)	Approved by a majority of the votes cast	“FOR” “AGAINST” “ABSTAIN”	No effect	Not applicable-There are not expected to be any.

Incentive Plan Increase Proposal (Proposal 3)	Approved by a majority of the votes cast	“FOR” “AGAINST” “ABSTAIN”	No effect.	No effect.

Say-on-Pay Proposal (Proposal 4)	Approved by a majority of the votes cast	“FOR” “AGAINST” “ABSTAIN”	No effect.	No effect.

Adjournment Proposal (Proposal 5)	Approved by a majority of the votes cast	“FOR” “AGAINST” “ABSTAIN”	No effect.	No effect.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our inspectors of election, Broadridge Financial Solutions, Inc., examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or otherwise provide.

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Where Can I Find the Voting Results of the 2026 Annual Meeting?

The preliminary voting results will be announced at the 2026 Annual Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the 2026 Annual Meeting. If final results are unavailable at the time we file the Current Report on Form 8-K, then we will file an amended Current Report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will not pay these directors and employees any additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

We have engaged Sodali & Co., LLC. (“Sodali”) to act as our proxy solicitor in connection with the proposals to be acted upon at the 2026 Annual Meeting. For such services, we will pay Sodali an estimated fee of $25,000 plus reasonable expenses.

What Constitutes a Quorum for the 2026 Annual Meeting?

The presence, in person or by proxy, of the stockholders entitled to cast at least 33.34% of all the votes entitled to be cast at the 2026 Annual Meeting constitutes a quorum for the 2026 Annual Meeting. Votes of stockholders of record who are present at the 2026 Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the 2026 Annual Meeting

The 2026 Annual Meeting will be held at 10:00 a.m., Pacific Time, on Wednesday, October 21, 2026, solely by means of remote communication via a live webcast accessible at www.virtualshareholdermeeting.com/TOON2026.

All stockholders may attend the 2026 Annual Meeting. For stockholders who plan to attend the 2026 Annual Meeting, you must register at www.proxyvote.com by 11:59 p.m., Eastern Time, on Tuesday, October 20, 2026 (the “Registration Deadline”), as described in your Notice of Internet Availability, proxy card, or voting instruction form. As part of the registration process, you must enter the 16-digit control number shown on your Notice of Internet Availability, proxy card, or voting instruction form. After completion of your registration by the Registration Deadline, a confirmation email with information on how to attend the 2026 Annual Meeting will be emailed to you.

You need not attend the 2026 Annual Meeting in order to vote.

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Householding of Annual Disclosure Documents

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice of Internet Availability or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single Notice of Internet Availability or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact our transfer agent, VStock Transfer LLC, by calling their toll-free number, 1-855-987-8625.

If you do not wish to participate in householding and would like to receive your own Notice of Internet Availability or, if applicable, set of the Company’s proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Company stockholder and together both of you would like to receive only a single Notice of Internet Availability or, if applicable, set of proxy materials, follow these instructions:

If your Company shares are registered in your own name, please contact our transfer agent, VStock Transfer LLC, and inform them of your request by calling them at 1-212-828-8436 or writing them at VStock Transfer LLC, 18 Lafayette Place, Woodmere, New York 11598. If a broker or other nominee holds your Company shares, please contact the broker or other nominee directly and inform them of your request.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

You can choose this option and save the Company the cost of producing and mailing these documents by:

•	following the instructions provided on your Notice of Internet Availability or proxy card; or
•	following the instructions provided when you vote over the Internet at www.proxyvote.com.

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PROPOSAL 1 — ELECTION OF DIRECTORS

At the 2026 Annual Meeting, you will be asked to elect six (6) directors to the Board of Directors (the “Board”) of Kartoon Studios, Inc., a Nevada corporation (the “Company”). On July 1, 2026, the Board adopted a number of amendments (the “Bylaw Amendments”) to the Company’s Amended Bylaws, effective as of such date. The Bylaw Amendments, among other matters, provide for a classified Board divided into two classes (Class I and Class II), as nearly equal in number as possible. This is the first annual meeting at which directors will be elected under the classified board structure established by the Amended Bylaws.

Prior to the 2026 Annual Meeting, our directors were elected annually and held office for a one-year term until the next annual meeting of stockholders and until their successors were duly elected and qualified, with directors elected by a plurality of the votes cast. Our Amended Bylaws provide that the total number of directors constituting the whole Board shall be fixed from time to time exclusively by resolution adopted by the affirmative vote of a majority of the directors. The Board currently consists of seven directors; pursuant to our Amended Bylaws, the Board has fixed the number of directors at six, effective as of the adjournment of the 2026 Annual Meeting.

The Board has nominated the following six individuals for election as directors at the 2026 Annual Meeting: Andy Heyward, Joseph “Gray” Davis, Dr. Cynthia Turner-Graham, David Neuman, Jeffrey Schlesinger, and Anthony Thomopoulos. Each nomination was based upon the recommendation of our Nominating Committee, and each nominee, other than Mr. Neuman, is a current member of the Board. Margaret Loesch and Lynne Segal were not nominated for re-election, and each of their terms will expire at the conclusion of the 2026 Annual Meeting.

All six nominees are up for election at the 2026 Annual Meeting. To implement the classified board structure, the director nominees have been divided into two classes, Class I and Class II. Each director nominee assigned to Class I will hold office for a one-year term expiring at the 2027 Annual Meeting of Stockholders, and each director nominee assigned to Class II will hold office for a two-year term expiring at the 2028 Annual Meeting of Stockholders, in each case until his or her respective successor has been elected and qualified, or until his or her earlier resignation or removal. Thereafter, directors will be elected each year to succeed the class whose term is expiring, for two-year terms.

The nominees have been designated by the Board to serve in the classes indicated below:

Class I Nominees — Term Expiring at the 2027 Annual Meeting of Stockholders

Nominee	Age	Position
Governor Joseph Davis	83	Director
David Neuman	66	Director Nominee
Dr. Cynthia Turner-Graham	72	Director

Class II Nominees — Term Expiring at the 2028 Annual Meeting of Stockholders

Nominee	Age	Position
Andy Heyward	77	Director, Chairman of the Board and Chief Executive Officer
Anthony Thomopoulos	88	Director
Jeffrey Schlesinger	70	Director

Each of the nominees has consented to being named in this Proxy Statement and to serving as a member of the Board if elected. As of the date of this Proxy Statement, the Company has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. In the event any of the nominees shall be unable or unwilling to serve as a director, the person named in the proxy intends to vote “FOR” the election of any person as may be nominated by the Board in substitution. The Company has no reason to believe that any of the nominees will be unable to serve as a director if elected.

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Information About Nominees

Nominees For Election as Directors

Andy Heyward, Chairman and Chief Executive Officer

Mr. Heyward has been the Company’s Chief Executive Officer since November 2013 and the Company’s Chairman of the Board since December 2013. Mr. Heyward co-founded DIC Animation City in 1983 and served as its Chief Executive Officer until its sale in 1993 to Capital Cities/ ABC, Inc., which was eventually bought by The Walt Disney Company in 1995. Mr. Heyward ran the company while it was owned by The Walt Disney Company until 2000 when Mr. Heyward purchased DIC Entertainment L.P. and DIC Productions L.P. corporate successors to the DIC Animation City business, with the assistance of Bain Capital and served as the Chairman and Chief Executive Officer of their acquiring company DIC Entertainment Corporation, until he took the company public on the AIM. He sold the company in 2008. Mr. Heyward co-founded A Squared Entertainment LLC in 2009 and has served as its Co-President since inception. Mr. Heyward earned a Bachelor of Arts degree in Philosophy from UCLA and is a member of the Producers Guild of America, the National Academy of Television Arts and the Paley Center (formerly the Museum of Television and Radio). Mr. Heyward gave the Commencement address in 2011 for the UCLA College of Humanities and was awarded the 2002 UCLA Alumni Association’s Professional Achievement Award. He has received multiple Emmys and other awards for Children’s Entertainment. He serves on the Board of Directors of the Cedars Sinai Medical Center. Mr. Heyward has produced over 5,000 half hour episodes of award-winning entertainment, among them Inspector Gadget; The Real Ghostbusters; Strawberry Shortcake; Care Bears; Alvin and the Chipmunks; Hello Kitty’s Furry Tale Theater; The Super Mario Brothers Super Show; The Adventures of Sonic the Hedgehog; Sabrina The Animated Series; Captain Planet and the Planeteers; Liberty’s Kids, and many others. Mr. Heyward was chosen as a director because of his extensive experience in children’s entertainment and as co-founder of A Squared Entertainment.

Joseph “Gray” Davis, Director

Governor Davis has been a director of the Company since December 2013. Mr. Davis served as the 37th governor of California from 1998 until 2003. Mr. Davis currently serves as “Of Counsel” in the Los Angeles, California office of Loeb & Loeb LLP and has served in such role since 2004. Mr. Davis has served on the board of directors of DIC Entertainment and is a member of the bipartisan Think Long Committee, a Senior Fellow at the UCLA School of Public Affairs and Co-Chair of the Southern California Leadership Counsel. Mr. Davis received his undergraduate degree from Stanford University and received his Juris Doctorate from Columbia Law School. Mr. Davis served as lieutenant governor of California from 1995-1998, California State Controller from 1987-1995 and California State Assemblyman from 1982-1986. Mr. Davis was chosen as a director of the Company based on his knowledge of corporate governance.

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David Neuman, Director Nominee

Mr. Neuman has served as the Company’s Chief Creative Officer since July 2026, in which role he oversees the Company’s creative development and production, and previously served as the Company’s Chief Creative Officer from March 2020 to November 2023. Mr. Neuman is an entertainment executive, producer and media entrepreneur with more than four decades of experience in television, film and digital media. From October 2023 to January 2026, Mr. Neuman served as President of First Cause Entertainment, a scripted film and television production company, where he developed multiple feature films and streaming series with showrunner Jeff Davis (Criminal Minds, Teen Wolf). He also co-founded Happs in July 2018, a crowdsourced news platform, where he helped raise $4.5 million in venture capital and managed content operations until March 2026. Since 2010, Mr. Neuman has also served as a principal of Blackrock Productions Inc., a production and consulting company, through which he has television projects in development with creators and showrunners including Jeff Davis (Criminal Minds, Teen Wolf), Kevin Abbott (Happy’s Place, Last Man Standing) and Andrew Lenchewski (Royal Pains). He has also served as an advisor to the CEOs of CNN and Current. From 2004 to 2010, Mr. Neuman led programming and creative operations at Current TV, the news and documentary network co-founded by former Vice President Al Gore. From 2001 to 2003, Mr. Neuman served as Chief Programming Officer of CNN, where he was responsible for the network’s programming and recruited Anderson Cooper to the network. From 1998 to 2000, he served as President of Digital Entertainment Network, an early internet video company. From 1996 to 1998, Mr. Neuman served as President of Walt Disney Television and Touchstone Television, where he developed pilots and series. From 1992 to 1996 he led programming for Channel One News. From 1984 to 1989, Mr. Neuman served at NBC, including as Vice President, Comedy Development and Vice President, Current Comedy Programs, during the years in which Cheers, The Cosby Show and The Golden Girls led the network’s ratings, and during which he hired Chuck Lorre into his first staff writing position. Programs that Mr. Neuman has overseen as an executive, or worked on or created as a producer, including scripted comedies and dramas, documentaries and newscasts, have received Emmy, Peabody, Golden Globe and duPont Awards. Mr. Neuman is a summa cum laude and Phi Beta Kappa graduate of the University of California, Los Angeles, where he received a Bachelor of Arts in Communications Studies and was named a Distinguished Scholar in the Department of Communications and was one of four graduates in his class to receive the University’s Outstanding Senior honor, and he was appointed a White House Fellow by President Ronald Reagan. Mr. Neuman is also a member of the Academy of Television Arts and Sciences and serves on the Board of Directors at USC Center for the Digital Future, Annenberg School. Mr. Neuman has volunteered with the City and County of Los Angeles for 36 years, including 25 years as a court-appointed advocate for abused and neglected children and 11 years as a first responder with the Mayor’s Crisis Response Team. Mr. Neuman was chosen as a director nominee of the Company based on his four decades of programming, production and creative leadership experience across broadcast, cable and digital media, and his knowledge of the Company’s content development and production operations.

Anthony Thomopoulos, Director

Mr. Thomopoulos has been a Director of the Company since February 2014. Mr. Thomopoulos is a veteran entertainment executive with a distinguished career spanning broadcast, film, and television. Mr. Thomopoulos previously held executive positions at ABC, where he rose through the ranks to become President of the Broadcast Group, overseeing all network divisions including News and Sports, and he greenlit films such as Rain Man and Child’s Play. Mr. Thomopoulos served as the Chairman of United Artist Pictures from 1986 to 1989. Mr. Thomopoulos formed Thomopoulos Pictures, an independent production company of both motion pictures and television programs, in 1989, and has served as its Chief Executive Officer since 1989. From 1991 to 1995, Mr. Thomopoulos served as the President of Amblin Television, a division of Amblin Entertainment, and he served as the President of International Family Entertainment, Inc. from 1995 to 1997. During this time, he drove major programming successes including NBC’s ER and The Family Channel’s ratings growth. From June 2001 to January 2004, Mr. Thomopoulos served as the Chairman and Chief Executive Officer of Media Arts Group, a NYSE listed company, where he led a successful turnaround and privatization. Mr. Thomopoulos also co-founded Camp Axios for underserved youth, and served as a state commissioner of the California Service Corps. under Governor Schwarzenegger from 2005 to 2008. Mr. Thomopoulos is also a founding partner of Morning Light Productions. Since he founded it in 2008, Mr. Thomopoulos has operated Thomopoulos Productions and has served as a consultant to BKSems, USA, a digital signage company. Mr. Thomopoulos is an advisor and a member of the National Hellenic Society and holds a degree in Foreign Service from Georgetown University and sat on its Board of Directors from 1978 to 1988. Mr. Thomopoulos is deeply involved in philanthropic efforts in Los Angeles. Mr. Thomopoulos was chosen as a director of the Company based on his entertainment industry experience.

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Dr. Cynthia Turner-Graham, Director

Dr. Turner-Graham has been a Director of the Company since June 2021. Dr. Turner-Graham is a board-certified psychiatrist, Distinguished Life Fellow of the American Psychiatric Association, and a member of the American College of Psychiatry who brings almost 40 years of experience in the healthcare industry as a practicing psychiatrist serving the needs of children, adolescents, adults and families. She has also served as healthcare administrator, having held several administrative positions in Tennessee, Maryland and Washington, D.C. Since 1988, Dr. Turner-Graham has served as a practicing psychiatrist in private and public outpatient settings, retiring from clinical practice in March of 2024. Recognizing the relationship between mental health, spiritual health and quality of relationships, she has combined these interests to promote emotional literacy among professional and lay audiences. As founding President of The Company ForSoundMinds, her focus has been to develop educational workshop experiences and lectures for the purpose of improving relationships. From February 2014 until November 2019, she served as Medical Director for Inner City Family Services in Washington, DC in addition to running a private practice. Among her accomplishments, Dr. Turner-Graham is a past president of the Suburban Maryland Psychiatric Society, a Director of the Washington Psychiatric Society and is the immediate past president of Black Psychiatrists of America, Inc. She has previously served as Clinical Assistant Professor of Psychiatry at both Vanderbilt University and Howard University Schools of Medicine and currently is Adjunct Clinical Professor at Morehouse School of Medicine, Department of Psychiatry in Atlanta, Georgia where she now resides. Dr. Turner-Graham was chosen as a director of the Company based on her career as a distinguished psychiatrist and her expertise with children.

Jeffrey Schlesinger, Director

Mr. Schlesinger has been a director of the Company since October 2025. In January 2022, Mr. Schlesinger founded Former Bros. Media LLC, a company that provides strategic advisory services to global media companies. Prior to that, from September 1989 to August 2020, Mr. Schlesinger worked for Warner Bros. Worldwide Television Distribution, where he served in various executive roles, including President of Warner Bros. from May 2013 to August 2020. He brings more than three decades of operational, strategic, financial, and deal-making expertise, having built Warner Bros.’ worldwide television business into a division spanning more than 220 territories and thousands of content partnerships. Under his leadership, Warner Bros. generated recurring revenue in syndication, licensing, and streaming from some of the most valuable television properties of all time, including Friends, The Big Bang Theory, Two and a Half Men, The West Wing, and Game of Thrones, as well as directing the international expansion of Warner Bros. Animation, managing the world’s largest animation library of over 10,000 episodes, featuring Looney Tunes, Hanna-Barbera, Merrie Melodies, MGM Animation, as well as countless iconic properties including Scooby-Doo, The Flintstones, Justice League, among many others. Beyond the distribution of television series, Mr. Schlesinger oversaw the global rollout and monetization of the WB new releases and library feature films to all linear and non-linear outlets worldwide, including the Batman, Harry Potter, and The Lord of the Rings franchises. Mr. Schlesinger graduated from the film school at New York University in 1977. Mr. Schlesinger was chosen as a director of the Company based on his three decades of operational, strategic, financial, and sales expertise.

Vote Required

Under NRS 78.320 and our Amended Bylaws, directors are elected by a plurality of the votes cast. This means that the six (6) nominees receiving the highest number of “FOR” votes will be elected as directors in each designated class. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Recommendation of the Board of Directors

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED HEREIN IN THEIR RESPECTIVE CLASSES LISTED ABOVE.

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MANAGEMENT AND CORPORATE GOVERNANCE

Our Board

Our Amended Bylaws provide that our business is to be managed by or under the direction of our Board. Set forth below are the names of our current directors who have been nominated for reelection at this 2026 Annual Meeting, their respective ages as of the Record Date, their offices in the Company, if any, and any committees of the Board on which they serve. The biographies of such directors are set forth in “Proposal 1 — Election of Directors” above.

Name	Age	Position
Andy Heyward	77	Chief Executive Officer and Chairman of the Board of Directors
Joseph “Gray” Davis *	83	Director
Anthony Thomopoulos *	88	Director
Dr. Cynthia Turner-Graham *	72	Director
Jeffrey Schlesinger *	70	Director

*	Denotes directors who are “independent” under applicable SEC and the NYSE American LLC (“NYSE American”) rules.

Our Board has reviewed the materiality of any relationship that each of our directors has with the Company, either directly or indirectly. Based, in part, upon this review, our Board has determined that the following members of the Board are “independent directors” as defined by the NYSE American Company Guide: Gov. Davis, Messrs. Schlesinger and Thomopoulos, and Dr. Turner-Graham. Margaret Loesch and Lynne Segall, current directors who have not been nominated for reelection at this 2026 Annual Meeting, were also determined by the Board to be “independent directors” as defined by the NYSE American Company Guide. Henry Sicignano III, a director of the Company from May 22, 2023 until his resignation from the Board on December 12, 2025 was also determined by the Board to be an “independent director” as defined by the NYSE American Company Guide.

Family Relationships

There are no family relationships between any of our directors and our executive officers.

Board Leadership Structure and Role in Risk Oversight

The Board has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of our Board is to oversee the management of our company and, in doing so, serve the best interests of the Company and our stockholders. The Board selects, evaluates and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies and evaluates significant policies and proposed major commitments of corporate resources. Our Board also participates in decisions that have a potential major economic impact on the Company. Management keeps the directors informed of company activity through regular communication, including written reports and presentations at Board and committee meetings.

The Board currently consists of seven directors, including Mr. Heyward, our Chairman, who also serves as our Chief Executive Officer. Although we have not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined, we have traditionally determined that it is in the best interest of the Company and its stockholders to combine these roles. Due to the small size of the Company, we believe it is currently most effective to have the Chairman and Chief Executive Officers positions combined.

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Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our officers, directors and any persons who own more than 10% of common stock, to file reports of ownership of, and transactions in, our common stock with the SEC and furnish copies of such reports to us. Based solely on our reviews of the copies of such forms and amendments thereto furnished to us and on written representations from officers, directors, and any other person whom we understand owns more than 10% of our common stock, we found that during 2025, all Section 16(a) filings were made with the SEC on a timely basis, except that a Form 4 covering one transaction was filed late for Mr. Thomopoulos on each of January 17, 2025 and May 7, 2025; a Form 4 covering one transaction was filed late for Mr. Parisi on December 17, 2025; a Form 4 covering one transaction was filed late for Mr. Jaffa on December 3, 2025; a Form 4 covering one transaction was filed late for Henry Sicignano III, a former director of the Company, on September 23, 2025; and a Form 3 was filed late for Mr. Schlesinger on November 17, 2025.

Committees of the Board and Meetings

During the fiscal year ended December 31, 2025, our Board held 5 meetings. No director attended fewer than 75% of the total number of meetings of our Board and of committees of our Board on which he or she served during the fiscal year ended December 31, 2025. The Board has adopted a policy under which each member of the Board makes every effort, but is not required, to attend each annual meeting of our stockholders. Mr. Heyward, our Chairman, attended the 2025 Annual Meeting of Stockholders. None of our other directors at that time attended the 2025 Annual Meeting of Stockholders.

Board Committees

The following table sets forth the four standing committees of our Board and the members of each committee and the number of meetings held by our Board and the committees during 2025:

Director	Board	Audit Committee	Compensation Committee	Nominating Committee	Educational Committee
Andy Heyward	Chair
Joseph “Gray” Davis	X	X
Margaret Loesch (1)	X			Chair	X
Lynne Segall (1) (2)	X			X
Anthony Thomopoulos (2) (3)	Vice Chair	Chair	X
Dr. Cynthia Turner-Graham (1)	X				Chair
Jeffrey Schlesinger (2) (3)	X	X	Chair
Meetings in 2025	5	4	0	0	0

(1)	Effective October 22, 2025, Margaret Loesch was elected as Chair of the Nominating Committee, replacing Lynne Segall. Lynne Segall was elected as a member of the Nominating Committee, replacing Joseph “Gray” Davis and Cynthia Turner-Graham.

(2)	Effective October 22, 2025, Jeffrey Schlesinger was elected as Chair of the Compensation Committee, replacing Lynne Segall, and Anthony Thomopoulos was elected as a member of the Compensation Committee, replacing Margaret Loesch.

(3)	Effective October 22, 2025, Anthony Thomopoulos was elected as Chair of the Audit Committee, replacing Henry Sicignano III, who resigned from the Board of Directors on December 12, 2025. Effective October 22, 2025, Jeffrey Schlesinger was elected as a member of the Audit Committee, replacing Lynne Segall.

To assist in carrying out its duties, the Board of Directors has delegated certain authority to an Audit Committee, a Compensation Committee, a Nominating Committee, and an Educational Committee as the functions of each are described below.

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Audit Committee

Messrs. Davis, Thomopoulos and Schlesinger serve on our Audit Committee. Our Audit Committee’s main function is to oversee our accounting and financial reporting processes, internal systems of control, independent auditor relationships and the audits of our financial statements. The Audit Committee’s responsibilities include:

•	selecting, hiring, and compensating our independent auditors;
•	evaluating the qualifications, independence and performance of our independent auditors;
•	overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;
•	approving the audit and non-audit services to be performed by our independent auditor;
•	reviewing with the independent auditor the design, implementation, adequacy and effectiveness of our internal controls and our critical accounting policies;
•	preparing the report that the SEC requires in our annual proxy statement.

The Board has adopted an Audit Committee charter, and the Audit Committee reviews and reassesses the adequacy of the charter on an annual basis. The Board has determined that (i) each director who served as a member of the Audit Committee during 2025 met, and (ii) each director who currently serves as a member of the Audit Committee meets, the NYSE American’s financial literacy requirements and is independent under applicable SEC and NYSE American rules, and the Board has further determined that Mr. Thomopoulos is an “audit committee financial expert” as such term is defined in Item 407(d) of Regulation S-K promulgated by the SEC.

A copy of the Audit Committee’s written charter is publicly available on our website at www.kartoonstudios.com.

Compensation Committee

Messrs. Schlesinger and Thomopoulos serve on the Compensation Committee and the Board has determined that (i) each director who served as a member of the Compensation Committee during 2025 were, and (ii) each director who currently serves as a member of the Compensation Committee is, independent under the applicable NYSE American rules. Our Compensation Committee’s main functions are assisting our Board in discharging its responsibilities relating to the compensation of outside directors, the Chief Executive Officer and other executive officers, as well as administering any equity incentive plans we may adopt. The Compensation Committee’s responsibilities include the following:

•	reviewing and recommending to our Board of directors the compensation of our Chief Executive Officer and other executive officers, and the outside directors;
•	conducting a performance review of our Chief Executive Officer;
•	reviewing our compensation policies;
•	if required, preparing the report of the Compensation Committee for inclusion in our annual proxy statement.

The Compensation Committee may delegate matters within its responsibility to subcommittees composed of certain of its members. The Board has adopted a Compensation Committee charter and the Compensation Committee reviews and reassesses the adequacy of the charter on an annual basis.

A copy of the Compensation Committee’s written charter is publicly available on our website at www.kartoonstudios.com.

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Nominating Committee

Mses. Loesch and Segall serve on our Nominating Committee. The Nominating Committee’s responsibilities include:

•	identifying qualified individuals to serve as members of our Board;
•	review the qualifications and performance of incumbent directors;
•	review and consider candidates who may be suggested by any director or executive officer or by a stockholder of the Company;
•	review considerations relating to board composition, including size of the board, term and age limits, and the criteria for membership of the Board.

The Board has adopted a Nominating Committee charter, and the Nominating Committee reviews and reassesses the adequacy of the Charter on an annual basis. For all potential candidates, the Nominating Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of our stockholders. The Nominating Committee will consider potential candidates recommended by our stockholders. Any such potential candidates will be evaluated using the same criteria as candidates identified by any director or executive officer.

The Nominating Committee considers issues of diversity among its members in identifying and considering nominees for director, and strives, where appropriate, to achieve a diverse balance of backgrounds, perspectives and experience on the Board of Directors and its committees.

Effective immediately following the 2026 Annual Meeting, and assuming the reelection of Mr. Thomopoulos, Mr. Schlesinger and Mr. Davis at the 2026 Annual Meeting, Mr. Thomopoulos will be elected as Chair of the Nominating Committee and Messrs. Schlesinger and Davis will be elected as members of the Nominating Committee, replacing Mses. Loesch and Segall, who have not been nominated for reelection.

A copy of the Nominating Committee’s written charter is publicly available on our website at www.kartoonstudios.com.

Educational Committee

Ms. Loesch and Dr. Turner-Graham serve on our Educational Committee. The primary purpose of the Educational Committee is to assist the Board in overseeing the integrity, scientific accuracy, age-appropriateness, and overall educational quality of the content the Company produces or licenses for its youth audience. The Committee ensures that such content is aligned with current child-development science, reflects positive messaging, and upholds the Company’s values regarding the well-being of children.

As a newly formed committee, the Educational Committee will hold ad hoc meetings as needed, depending on the volume, sensitivity, and developmental relevance of works under review. In order to carry out its mission and function, and subject to the terms of the Company’s Articles of Incorporation, the Committee has the authority to:

•	evaluate content that materially impacts the Company’s youth audience, including new series, special initiatives, and major content acquisitions;
•	review the performance and impact of the Company’s educational content, including audience feedback, expert assessments, content-impact studies, and alignment with recognized child-development standards.

Effective immediately following the 2026 Annual Meeting, and assuming the reelection of Dr. Turner-Graham, and the election of Mr. Neuman at the 2026 Annual Meeting, Dr. Turner-Graham will be elected as Chair of the Educational Committee and Mr. Neuman will be elected as member of the Educational Committee, replacing Ms. Loesch who has not been nominated for reelection.

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Stockholder Communications to our Board

Generally, stockholders who have questions or concerns should contact our Investor Relations department at 602-889-9700. However, any stockholders who wish to address questions regarding our business directly with the Board, or any individual director, should direct his or her questions in writing to Kartoon Studios, Inc., at 190 N. Canon Drive, 4th Floor, Beverly Hills, California 90210, Attn: Corporate Secretary or by using the “Contact” page of our website www.kartoonstudios.com/contact. Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:

•	junk mail and mass mailings;
•	resumes and other forms of job inquiries;
•	surveys; and
•	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

Insider Trading Policy

We have adopted an insider trading policy (the “Trading Policy”) that is designed to promote compliance with federal and state securities laws and regulations, as well as the rules and regulations of the NYSE American. The Trading Policy provides our standards on trading and causing the trading of our securities while in possession of material nonpublic information. It prohibits trading in certain circumstances and applies to all of our directors, officers and employees as well as independent contractors or consultants who have access to material nonpublic information obtained through involvement with our company. Additionally, our Trading Policy imposes special additional trading restrictions applicable to all of our directors and executive officers and to such persons’ family members who live in such persons’ households. The Trading Policy also requires us to comply with all insider trading laws, rules and regulations, and any applicable listing standards when engaging in transactions in our own securities.

Hedging Policy

Pursuant to our Trading Policy, we prohibit our directors, officers, and employees from purchasing any financial instrument or engaging in any other transaction, such as a prepaid variable forward, equity swap, collar or exchange fund, that is designed to hedge or offset any decrease in the market value of the Company’s securities. Our Trading Policy also prohibits our directors, officers, and employees from: (i) participating in short sales of the Company’s securities; (ii) participating in a transaction involving publicly traded options, such as puts, calls or other derivative securities, related to the Company’s securities; and (iii) holding Company securities in margin accounts or pledging Company securities as collateral for a loan.

* The disclosure under the caption “Hedging Policy” is not to be incorporated by reference in any filing of the Company under Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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Executive Officers

The following table sets forth certain information as of the Record Date, regarding our executive officers. Information regarding our Chief Executive Officer, Andy Heyward, can be found under the caption “The Board” above.

Name	Age	Position
Andy Heyward	77	Chief Executive Officer and Chairman of the Board
Brian Parisi	56	Chief Financial Officer
Michael A. Jaffa	60	Chief Operating Officer, General Counsel and Corporate Secretary

Brian Parisi, Chief Financial Officer

Mr. Parisi joined the Company as its Chief Financial Officer during September 2023. Mr. Parisi brings over 30 years of experience across the entertainment, media, and high-tech industries, specializing in finance, accounting, mergers and acquisitions, corporate strategy, and business development. Before joining Kartoon Studios, starting in 2019 he served as the Chief Financial Officer at Break the Floor Productions, an entertainment production company. In this role, he notably prepared the company for sale, successfully completing two separate sale transactions with private equity firms. Previously, from 2017 to 2019, Mr. Parisi served as the Chief Financial Officer at the NFL Hall of Fame Village, where he oversaw a wide range of financial activities including raising capital from numerous public and private sources, managing construction budgets, assisting the company with its IPO, financial reporting, and cash management for the newly designed entertainment complex in Canton, Ohio. In addition, he served as a finance executive at Live Nation Entertainment from 2009 to 2016, including his most recent role as the Head of Finance for the Festivals Division at the company where he was responsible for managing all financial, strategic, and treasury functions for Electronic Dance Music festivals in multiple countries with more than 1.3 million fans annually. Mr. Parisi has also held leadership positions at Warner Bros. Entertainment and NBC Universal.

Mr. Parisi is a CPA and holds a B.S. in Accounting from Purdue University, Daniel School of Business, and an M.B.A. from the University of Southern California, Marshall School of Business. He was recently awarded the 2024 Public Company CFO of the year by the Los Angeles Business Journal.

Michael Jaffa, Chief Operating Officer, General Counsel and Corporate Secretary

Mr. Jaffa was promoted to Chief Operating Officer, General Counsel and Corporate Secretary of the Company on December 7, 2020, prior to which he served as the General Counsel and Corporate Secretary of the Company since April 2018. From January 2017 through April 2018, Mr. Jaffa served as Thoughtful Media Group’s (TMG) General Counsel and Global Head of Business Affairs. TMG is a multichannel network focused on Asian markets. At TMG, Mr. Jaffa oversaw all of TMG’s legal matters, established the framework for TMG’s continued growth in international markets, including a franchise plan, the formation of a regional headquarters in Southeast Asia and assisted with M&A transactions. From September 2013 through December 2016, Mr. Jaffa worked as the Head of Business Affairs for DreamWorks Animation Television, and before that served in a similar role at Hasbro Studios from December 2009 through September 2013. Mr. Jaffa has over 20 years of experience handling licensing, production, merchandising, complex international transactions and employment issues for large and small entertainment companies and technology startups.

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Summary Compensation Table for the Year Ended December 31, 2025

The table below summarizes all compensation awarded to, earned by, or paid to our named executive officers for all services rendered in all capacities to us during the fiscal years noted below:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($)	All Other Compensation ($)		Total ($)
Andy Heyward (2)	2025	659,583	165,000	–	–	316,606	(3)	1,141,189
Chief Executive Officer	2024	440,000	220,000	–	–	415,384		1,075,384

Michael A. Jaffa (4)	2025	452,906	50,000	474,750	–	4,563	(5)	982,219
Chief Operating Officer, General Counsel and Corporate Secretary	2024	450,000	50,000	–	–	8,364		508,364

Brian Parisi (6)	2025	350,000	–	–	–	10,219	(7)	360,219
Chief Financial Officer	2024	331,439	15,000	–	–	12,842		359,281

(1)	Represents the grant date fair value of awards determined in accordance with FASB ASC Topic 718. Stock awards granted in 2025 consisted of time-based restricted stock units. We calculated the estimated fair value of the time-based restricted stock unit awards using the closing price per share of our common stock on the grant date. For a discussion of the assumptions used in calculating these values, see Note 15 to our consolidated financial statements included elsewhere in this Annual Report.
(2)	On August 25, 2025, Mr. Heyward entered into a new three-year employment agreement, which replaced and superseded all prior employment agreements. Pursuant to his new employment agreement, Mr. Heyward’s annual base salary was increased from $440,000 to $1,060,000, as of August 15, 2025. See “Narrative Disclosure to Summary Compensation Table - Employment Agreements” for a description of potential future increases in Mr. Heyward’s annual base salary.
(3)	Amounts reflected in All Other Compensation column for Mr. Heyward in 2025 are composed of $300,000 in creative producer fees, $15,384 related to the insurance policy paid by the Company pursuant to his prior employment agreement and $1,222 related to health and retirement benefits.
(4)	On November 24, 2025, Mr. Jaffa entered into a new three-year employment agreement, which replaced and superseded his prior employment agreement. Pursuant to his new employment agreement, Mr. Jaffa’s annual base salary was set at $450,000 as of November 14, 2025, subject to a 5% increase on each anniversary of the effective date of the new employment agreement.
(5)	The amount reflected in All Other Compensation column for Mr. Jaffa in 2025 represents retirement plan contributions.
(6)	During 2025, Mr. Parisi was entitled to an annual base salary of $350,000. See “Narrative Disclosure to Summary Compensation Table - Employment Agreements” for a description of future increases to Mr. Parisi’s annual base salary pursuant to his new employment agreement.”
(7)	The amount reflected in All Other Compensation column for Mr. Parisi in 2025 represents retirement plan contributions.

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Narrative Disclosure to Summary Compensation Table

Elements of the Company’s Executive Compensation Program

The main elements of our executive compensation program in 2025 are outlined in the table below:

Compensation Element		Purpose
Base Salary	•	Intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities

	•	Rewards achievement of pre-determined qualitative or quantitative performance measures

	•	To reward an executive for significant contributions to the Company or when the executive has performed at a level above what was expected, or other similar circumstances
Bonus Compensation
(performance, discretionary, contractual)	•	To motivate productivity and enhance loyalty

	•	Aligns executives’ interests with the long-term interests of our stockholders

	•	Motivates and rewards the achievement for stock price growth

Equity Based Incentive Awards	•	Promotes executive retention and stock ownership, and focuses executives on enhancing stockholder value

Benefits	• • •	Promotes health and wellness Provides financial protection in the event of disability or death Provides tax-beneficial ways for executives to save towards their retirement

Base Salary. Our named executive officers receive a base salary to compensate them for services rendered to our Company. Base salaries are used to recognize experience, skills, knowledge and responsibilities required of all of our employees, including our executive officers. Each of our named executive officers’ annual base salaries were negotiated in connection with their respective employment agreements, each of which were renegotiated in 2025. See “- Employment Agreements.”

Bonus Compensation. Our named executive officers are eligible to receive an annual bonus based upon the terms of their employment agreements and discretionary bonuses based on their respective performance. In 2025, Mr. Heyward was paid a discretionary bonus of $165,000 pursuant to the terms of his prior employment agreement and Mr. Jaffa was paid a guaranteed bonus of $50,000 pursuant to the terms of his new employment agreement.

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Equity Based Incentive Awards. We believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our named executive officers to remain in our employment during the vesting period. Accordingly, our compensation committee and Board periodically review the equity incentive compensation of our named executive officers and from time to time may grant additional equity incentive awards to them in the form of stock options or restricted stock units. During 2025, each of Mr. Heyward and Mr. Jaffa entered into new employment agreements with us. Pursuant to the terms of each of their respective new employment agreements, Mr. Heyward and Mr. Jaffa received equity grants of 2,000,000 and 750,000 RSUs, respectively, which were to vest in three equal annual installments. Subsequent to entering into the new employment agreement with Mr. Heyward in August 2025, the Company and Mr. Heyward determined to revisit the terms of his equity grant. The Company and Mr. Heyward have not yet made a determination regarding the revised terms of such equity grant. As a result, the RSUs issuable pursuant to Mr. Heyward’s new employment agreement were not issued to Mr. Heyward during the year ended December 31, 2025. Mr. Jaffa received an equity grant of 750,000 RSUs on November 14, 2025. The equity award vests in three equal annual installments on each anniversary of the grant date. Similarly, during 2025, Mr. Parisi entered into a new employment agreement with us. Pursuant to the terms of his new employment agreement, Mr. Parisi received an equity grant of 500,000 RSUs on January 1, 2026. The equity award vests in three equal annual installments on each anniversary of the grant date. During the year ended December 31, 2025, no awards held by our named executive officers have been modified or repriced.

Retirement Benefits. As of December 31, 2025, we did not provide our employees, including our executives, with a defined benefit pension plan, any supplemental executive retirement plans or retiree health benefits, except as required by local law or custom for employees outside the United States. Our executives may participate on the same basis as other U.S. employees in our 401(k) Plan with a Company-sponsored match component.

All Other Compensation. Pursuant to his Old CEO Employment Agreement (as defined below), Mr. Heyward was entitled to an executive producer fee of $12,500 per one-half hour episode for each episode for which he provides services as an executive producer and creative producer fees of $100,000 per quarter. During the year ended December 31, 2025, Mr. Heyward did not earn any executive producer fees. During the year ended December 31, 2025, Mr. Heyward earned $300,000 in creative producer fees. Other compensation includes also retirement benefits and insurance premiums paid by the Company on Mr. Heyward’s behalf during the year ended December 31, 2025. Other compensation paid to Messrs. Jaffa and Parisi during the year ended December 31, 2025 includes health benefits and retirement benefits.

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Employment Agreements

Old CEO Employment Agreement

On December 7, 2020, the Company entered into an amended and restated employment agreement, as further amended on each of February 22, 2021, June 23, 2021, November 22, 2021, August 25, 2022 and February 27, 2023 (the “Old CEO Employment Agreement”), with Andy Heyward.

Pursuant to the Old CEO Employment Agreement, Mr. Heyward agreed to serve as the Company’s Chief Executive Officer for a period of five years, subject to renewal, in consideration for an annual salary of $440,000, and an award of 500,000 stock options, 750,000 RSUs (time-based) and 750,000 RSUs (performance-based). During the year ended December 31, 2024 and through August 25, 2025, Mr. was also eligible to be paid (i) a producing fee equal to $12,500 per one-half hour episode for each series produced, controlled and distributed by the Company, and for which he provided material production services provided as the executive producer for up to 52 one-half hour episodes, (ii) a creative producer fee of $100,000 per quarter for services rendered to WOW. Additionally, under the terms of the Old CEO Employment Agreement, Mr. Heyward was eligible for a quarterly discretionary bonus of $55,000 per fiscal quarter if the Company met certain criteria, as established by the Board. Mr. Heyward was also entitled to reimbursement of reasonable expenses incurred in connection with his employment and the Company may take out and maintain during the term of his tenure a life insurance policy in the amount of $1,000,000. During the term of his employment and under the terms of the Old CEO Employment Agreement, Mr. Heyward was also entitled to be designated as composer on all music contained in the programming produced by the Company and to receive composer’s royalties from applicable performing rights societies. Furthermore, the August 25, 2022 amendment provided for the assignment of music royalties to Mr. Heyward for all musical compositions in which he provided services as a composer for or on behalf of the Company, in the event that the Company acquired up to 50% of the writer’s share of the royalties for that musical composition. If the Company acquired more than 50% of the writer’s share of the royalties on musical compositions Mr. Heyward provided services for, he had the option to purchase the additional royalties from the Company at the price the Company paid to acquire the additional royalties.

The options granted to Mr. Heyward were fully vested on the date of grant. The initial vesting terms of the RSUs granted to Mr. Heyward on December 7, 2020 consisted of the following: 750,000 RSUs were to vest over time subject to Mr. Heyward’s continued employment (time-based), in equal installments on the first, second, third and fourth anniversaries of the date of grant, and 750,000 RSUs were to vest subject to the achievement of certain performance criteria (performance-based), to be determined by the Compensation Committee, and subject to Mr. Heyward’s continued employment.

On June 23, 2021, the Compensation Committee amended the vesting terms of the RSU award granted to Mr. Heyward on December 7, 2020. According to the amended terms, 375,000 RSUs would continue to vest over time in equal installments on the first, second, third and fourth anniversaries of the date of grant subject to Mr. Heyward’s continued employment. The remaining unvested 1,125,000 RSUs were modified to vest as follows: (i) 375,000 RSUs vest when the closing sale price of the Company’s common stock equals or exceeds $30 per share or the Company’s market capitalization equals or exceeds $903,000,000 for 20 consecutive trading days; (ii) 375,000 RSUs vest when the closing sale price of the Company’s common stock equals or exceeds $35 per share or the Company’s market capitalization equals or exceeds $1,053,500,000 for 20 consecutive trading days, and (iii) 375,000 RSUs vest when the closing sale price of the Company’s common stock equals or exceeds $37.50 per share or the Company’s market capitalization equals or exceeds $1,128,750,000 for 20 consecutive trading days. In the event of a change in control of the Company, the Compensation Committee will determine the extent to which the stock price and market capitalization vesting conditions set forth above are achieved based on the value of the consideration per share paid to the Company’s stockholders in the change in control transaction.

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The award agreement further provides that in addition to performance-based vesting conditions set forth above, if not otherwise vested pursuant to the stock price and market capitalization vesting conditions, the performance-based RSU award could vest based on the achievement of certain operating performance-based vesting conditions established by the Compensation Committee and communicated to Mr. Heyward and subject to Mr. Heyward’s continued employment. Pursuant to an amendment dated January 19, 2022, the Compensation Committee determined that Mr. Heyward would satisfy the operating performance conditions as it related to 281,250 RSUs upon the execution of final definitive agreements to acquire WOW and a final definitive agreement related to the Company’s investment in YFE. On April 7, 2022, 281,250 of the 1,125,000 RSUs vested upon the achievement of completing the WOW and Ameba acquisitions. As of December 7, 2025, the fifth anniversary of the grant date, none of the stock price, market capitalization or any of the further operating performance conditions had been satisfied. As of December 31, 2025, 843,750 RSUs (performance-based) remain outstanding and unvested.

The Old CEO Employment Agreement also entitled Mr. Heyward to separation payments in certain circumstances. In the event Mr. Heyward’s employment terminated due to his death or retirement after the age of 65, in addition to accrued base salary and vacation and expense reimbursement, he would have been entitled to receive (i) any unpaid quarterly bonus for the fiscal quarter preceding the fiscal quarter in which such termination occurred and (ii) if earned, a pro-rated quarterly bonus for the fiscal quarter in which such termination occurred. In the event Mr. Heyward’s employment terminated due to his permanent disability, in addition to accrued base salary and expense reimbursement, he would have been entitled to receive (i) any unpaid quarterly bonus for the fiscal quarter preceding the fiscal quarter in which such termination occurred, (ii) if earned, a pro-rated quarterly bonus for the fiscal quarter in which such termination occurred and (iii) for a period of six months (or for the remaining months of the term of his employment, if less than six months), monthly payments equal to the amount, if any, of his monthly base salary in excess of any disability benefits being received by Mr. Heyward, provided that he would not have been be entitled to any compensation under (i), (ii) or (iii) unless he signed a release of claims against the Company.

New CEO Employment Agreement

On August 25, 2025, the Company and Mr. Heyward entered into a new employment agreement (the “New CEO Employment Agreement”), which superseded and replaced the Old CEO Employment Agreement in full, pursuant to which he agreed to continue to serve as the Company’s Chief Executive Officer for a period of three years, subject to renewal, which period was amended to four (4) years from commencing August 15, 2025 pursuant to the terms of an amendment to the New CEO Employment Agreement entered into on August 10, 2026. Pursuant to the New CEO Employment Agreement, as compensation for his services as CEO, Mr. Heyward is entitled to receive an annual base salary $1,060,000 per annum for the term of the agreement, provided that, after December 31, 2026, on each anniversary of the effective date of the New CEO Employment Agreement, if and only if the Company had a positive net income in the preceding year, he will receive an annual increase of 2.5% on his base salary. In addition, the New CEO Employment Agreement, as amended, provides that Mr. Heyward was eligible to receive a performance bonus for calendar year 2025 as follows:

a)	if on December 31, 2025: (i) the Company has a market capitalization of at least $80,000,000, and (ii) the Company’s net income, as reflected on the income statement of the Company, is at least $1,400,000, Mr. Heyward will be paid a bonus in 2026 of: $100,000 on each of January 1, 2026; April 1, 2026; July 1, 2026; and October 1, 2026.
b)	if on December 31; 2025: (i) the Company has a market capitalization of at least $100,000,000, and (ii) the Company’s net income, as reflected on the income statement of the Company, is at least $3,000,000, Mr. Heyward will be paid a bonus in 2026 of: $250,000 on each of January 1, 2026; April 1, 2026; July 1, 2026; and October 1, 2026; and
c)	if on December 31, 2025: (i) the Company has a market capitalization of at least $150,000,000, and (ii) the Company’s net income, as reflected on the income statement of the Company, is at least $7,000,000, Mr. Heyward will be paid a bonus in 2026 of: $500,000 on each of January 1, 2026; April 1, 2026; July 1, 2026; and October 1, 2026.

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As of December 31, 2025, the targets were not met and, as a result, no bonus was paid for the year. The targets set forth above were set for compensation purposes only and do not constitute, and should not be viewed as, management’s projection of future results.

For the calendar year 2026, the New CEO Employment Agreement, as amended, provides that the 2025 performance metrics roll forward and apply to calendar year 2026. For calendar year 2027, the New CEO Employment Agreement provides that the Board will re-set Mr. Heyward’s annual bonus targets in much the same structure outlined above, based on the Company’s prior year results, the Company’s common stock performance, and on any other factors that the Compensation Committee of the Board deems relevant.

The New CEO Employment Agreement further provides that Mr. Heyward will receive an award of 2,000,000 RSUs under the Company’s 2020 Plan and shall not be eligible to receive any other equity-based awards during the employment term. Subsequent to entering into the New CEO Employment Agreement, the Company and Mr. Heyward determined to revisit the terms of his equity grant. The Company and Mr. Heyward have not yet made a determination regarding the revised terms of such equity grant. Therefore, no equity grant was issued to Mr. Heyward during the year ended December 31, 2025.

In addition, the New CEO Employment Agreement, as amended provides that Mr. Heyward may be paid a producing fee of up to $12,500 per episode, subject to certain exceptions, including that Mr. Heyward will not earn fee for Mainframe or Frederator productions, Mr. Heyward must render material production services as an executive producer of a pilot, episode, or production, any producer fees, inuring to him, and each production, pilot or episode must total no fewer than six cumulative minutes of program content. Mr. Heyward may elect to be designated Composer for certain Company music, provided that any compensation inuring to him as a result thereof must be financed by a third party. The Company will retain ownership, copyright, and music publishing control of all Company music. Moreover, the agreement provides that the Company shall not pay Mr. Heyward any royalty, profit participation or any other cash compensation related to “traditional industry creator fees” and Mr. Heyward irrevocably waives any claim thereto.

Mr. Heyward is also be eligible to participate in other employee benefit plans or arrangements generally available to our senior executives from time to time. The Company also may take out and maintain a term life insurance policy in the amount of $1.0 million for the benefit of Mr. Heyward.

The New CEO Employment Agreement may be terminated by us with “Cause” or by Mr. Heyward for “Good Reason”, as such terms are defined in the agreement. Pursuant to the New CEO Employment Agreement, Mr. Heyward is also entitled to separation payments in certain circumstances. In the event Mr. Heyward’s employment terminates due to his death during the term of the agreement or retirement after the age of 80, in addition to accrued base salary and vacation and expense reimbursement, he or his estate will be entitled to receive (i) any earned but unpaid bonus and (ii) any unvested equity-based awards outlined in the agreement that are still subject to forfeiture under the 3-year vesting schedule. In the event Mr. Heyward’s employment is terminated due to his permanent disability, in addition to accrued base salary and expense reimbursement, he will be entitled to receive (i) any earned but unpaid bonus, (ii) any unvested equity-based awards outlined in the agreement that are still subject to forfeiture under the 3-year vesting schedule, and (iii) for a period of six months (or for the remaining months of the term of his employment, if less than six months), monthly payments equal to the amount, if any, of his monthly base salary in excess of any disability benefits being received by Mr. Heyward, provided that he would not have been be entitled to any compensation under (i), (ii) or (iii) unless he signed a release of claims against the Company.

Additionally, the New CEO Employment Agreement contains certain restrictive covenants regarding confidential information, intellectual property, non-competition and non-solicitation.

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Old COO and General Counsel Employment Agreement

On November 7, 2020, the Company entered into an amended and restated agreement, as further amended on each of December 16, 2021, January 8, 2023, November 13, 2023, and November 6, 2024 (the “Old COO and General Counsel Employment Agreement”) with Michael A. Jaffa.

Pursuant to the Old COO and General Counsel Employment Agreement, Mr. Jaffa assumed the role of Chief Operating Officer (“COO”) and General Counsel commencing on December 7, 2020. The term of the agreement, as amended, was five years. Pursuant to the Old COO and General Counsel Employment Agreement, as consideration for his services as COO and General Counsel, Mr. Jaffa was entitled to receive (i) an annual base salary of $325,000 for the first year of the term, $375,000 for the second year of the term and $450,000 for the third, fourth and fifth years of the term; (ii) discretionary annual bonuses determined in the sole discretion of the Board’s Compensation Committee, and (iii) he was eligibility to receive renewal bonuses of $50,000 beginning within 60 days following the effective date of the Old COO and General Counsel Employment Agreement and each anniversary thereafter during the term, subject to Mr. Jaffa’s continued employment. Pursuant to the agreement, Mr. Jaffa was granted 100,000 stock options and 50,000 RSUs. The options granted to Mr. Jaffa were partially vested on the date of grant, and vested with respect to the unvested amounts in substantially equal installments on the first three anniversaries of the grant date, subject to continued employment. The RSUs granted to Mr. Jaffa vested in three equal installments on the first three anniversaries of the date of grant, subject to continued employment.

The Old COO and General Counsel Employment Agreement also entitled Mr. Jaffa to separation payments in certain circumstances. In the event Mr. Jaffa’s employment terminated due to his death or retirement after the age of 65, in addition to accrued base salary and vacation and expense reimbursement, he would have been entitled to receive any unpaid annual bonus for the fiscal year preceding the fiscal year in which such termination occurred. In the event Mr. Jaffa’s employment terminated due to his permanent disability, in addition to accrued base salary and expense reimbursement, he would have been entitled to receive (i) any unpaid annual bonus for the fiscal year preceding the fiscal year in which such termination occurred, and (ii) for a period of two months (or for the remaining months of the term of his employment, if less than six months), monthly payments equal to the amount, if any, of his monthly base salary in excess of any disability benefits being received by Mr. Jaffa, provided that he would not have been entitled to any compensation under (i) or (ii) unless he signed a release of claims against the Company.

Additionally, the COO and General Counsel Employment Agreement contained certain restrictive covenants regarding confidential information, intellectual property, non-competition and non-solicitation.

New COO and General Counsel Employment Agreement

On November 24, 2025, the Company and Mr. Jaffa entered into a new employment agreement (the “New COO and General Counsel Employment Agreement”), with an effective date of November 14, 2025, which superseded and replaced the Old COO and General Counsel Employment Agreement in full, pursuant to which he agreed to continue to serve as the Company’s COO and General Counsel for a period of three years, subject to renewal, which period was amended to four (4) years from commencing November 14, 2025 pursuant to the terms of an amendment to the New COO and General Counsel Employment Agreement entered into on August 10, 2026. Pursuant to the New COO and General Counsel Employment Agreement, as compensation for his services as COO and General Counsel, Mr. Jaffa shall be entitled to receive an annual base salary of $450,000 per annum, provided that on each anniversary of the effective date of the New COO and General Counsel Employment Agreement, he will receive an annual increase of 5.0% on his base salary. In addition, the New COO and General Counsel Employment Agreement, as amended provides that Mr. Jaffa is eligible to receive an annual bonus at our sole discretion and shall receive a $50,000 guaranteed bonus in December 2025, and shall receive an annual performance bonus of $50,000 for each fiscal year during the term of the agreement in which Company EBITDA exceeds $2,000,000.

The New COO and General Counsel Employment Agreement further provides that Mr. Jaffa will receive an award of 750,000 RSUs under the 2020 Plan. The 750,000 RSUs were issued to Mr. Jaffa on November 14, 2025 and vest as follows: 250,000 shares on November 14, 2026, 250,000 shares on November 14, 2027, and 250,000 shares on November 14, 2028, subject to Mr. Jaffa’s continued employment.

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Mr. Jaffa is also be eligible to participate in other employee benefit plans or arrangements generally available to our senior executives from time to time.

The New COO and General Counsel Employment Agreement may be terminated by us with “Cause” or by Mr. Jaffa for “Good Reason”, as such terms are defined in the agreement. Pursuant to the New COO and General Counsel Employment Agreement, Mr. Jaffa is also entitled to separation payments in certain circumstances. In the event Mr. Jaffa’s employment terminates due to his death during the term of the agreement, in addition to accrued base salary and vacation and expense reimbursement, he or his estate will be entitled to receive (i) any earned but unpaid bonus and (ii) full vesting of any unvested equity-based awards that are still subject to forfeiture. In the event Mr. Jaffa’s employment is terminated due to his permanent disability, in addition to accrued base salary and expense reimbursement, he will be entitled to receive, for a period of six months (or for the remaining months of the term of his employment, if less than six months), monthly payments equal to the amount, if any, of his monthly base salary in excess of any disability benefits being received by Mr. Jaffa, provided that he would not have been be entitled to any such additional compensation unless he signed a release of claims against the Company. If Mr. Jaffa is terminated without cause or resigns for good reason following a change of control, he will be entitled to receive (i) a lump-sum payment equal to two times his base salary; (ii) full vesting of any unvested equity-based awards that are still subject to forfeiture; (iii) continued Company-paid health benefits for 18 months.

Additionally, the New COO and General Counsel Employment Agreement contains certain restrictive covenants regarding confidential information, intellectual property, non-competition and non-solicitation.

Old CFO Employment Agreement

Effective September 27, 2023, the Company entered into an employment agreement with Brian Parisi (the “Old CFO Employment Agreement”), whereby Mr. Parisi agreed to serve as the Chief Financial Officer for a one year period in consideration for an annual salary of $325,000. Mr. Parisi was also eligible to receive a discretionary bonus for each fiscal year as determined by the Company. In addition, on December 14, 2023, Mr. Parisi was granted 35,000 RSUs with a fair value of $50,050 that vest annually over three years. The Company had the option to extend the Old CFO Employment Agreement for an additional one-year period in consideration of an annual salary of $350,000, which the Company exercised on September 22, 2024. In connection with such extension, the Company agreed to pay Mr. Parisi a discretionary bonus of $15,000 upon receipt of funds from a fundraising in which its net proceeds exceeded $4 million.

The Old CFO Employment Agreement also entitled Mr. Parisi to separation payments in certain circumstances. In the event Mr. Parisi’s employment terminated due to his death or retirement after the age of 65, in addition to accrued base salary and vacation and expense reimbursement, he would have been entitled to receive any unpaid discretionary bonus for the fiscal year preceding the fiscal year in which such termination occurred.

The Company had the right to terminate the Old CFO Employment Agreement in the event Mr. Parisi became disabled and as a result was unable to perform substantially all duties and responsibilities for thirty consecutive days or an aggregate of sixty days during any period of one hundred and eighty two consecutive calendar days. The Company had the right to designate another employee to act in Mr. Parisi’s place during any period of such disability. Notwithstanding any such designation, while Mr. Parisi was employed by the Company and had not yet become eligible for disability income benefits under any disability income plan maintained by the Company, Mr. Parisi would have continued to receive his base salary and benefits. Upon becoming so eligible, and until the termination of Mr. Parisi’s employment because of disability, the Company would have been required to pay Mr. Parisi, at his regular pay periods, an amount equal to the excess, if any, of Mr. Parisi’s monthly base compensation in effect at the time of eligibility (i.e. 1/12th of the base salary) over the amounts of disability income benefits that Mr. Parisi was otherwise eligible to receive. Upon termination of the Old CFO Employment Agreement because of disability, the Company would have been required to pay Mr. Parisi (i) any base salary earned but unpaid through the date of termination, (ii) any discretionary bonus for the fiscal year preceding the year of termination that was earned but unpaid, and (iii) reimbursement of any reasonable expenses incurred in the performance of duties in accordance with the customary policies of the Company. During the 2 month period (or the remaining months of the term if less than 6 months) following the termination of employment because of disability, the Company would have been required to pay Mr. Parisi, at his regular pay periods, an amount equal to the excess, if any, of his monthly base compensation in effect at the time of termination (i.e. 1/12th of the base salary) over the amounts of disability income benefits that Mr. Parisi is otherwise eligible to receive pursuant to the above-referenced disability income plan in respect of such period, provided that Mr. Parisi signs an employee release.

Additionally, the Old CFO Employment Agreement contained certain restrictive covenants regarding confidential information, intellectual property, non-competition and non-solicitation.

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New CFO Employment Agreement

On November 24, 2025, the Company and Mr. Parisi entered into a new employment agreement (the “New CFO Employment Agreement”) with an effective date of January 1, 2026, which superseded and replaced the Old CFO Employment Agreement in full, pursuant to which he agreed to continue to serve as the Company’s CFO for a period of two years, subject to renewal which period was amended to three (3) years from commencing January 1, 2026 pursuant to the terms of an amendment to the New CFO Employment Agreement entered into on August 10, 2026. Pursuant to the New CFO Employment Agreement, as compensation for his services as CFO, Mr. Parisi is entitled to receive an annual base salary $375,000 per annum in the first year and $400,000 in the second year of the term. The New CFO Employment Agreement as amended provides that Mr. Parisi is eligible to receive an annual bonus at our sole discretion, and shall receive a 5% base salary adjustment in year three of the term in addition to an annual performance bonus of $50,000 for each fiscal year during the term of the agreement in which Company EBITDA exceeds $2,000,000.

The New CFO Employment Agreement further provides that Mr. Parisi will receive an award of 500,000 RSUs under the 2020 Plan. The 500,000 RSUs were issued to Mr. Parisi on January 1, 2026 and will vest as follows: 166,666 shares on January 1, 2027, 166,666 shares on January 1, 2028, and 166,668 shares on January 1, 2029, subject to Mr. Parisi’s continued employment.

Mr. Parisi would also be eligible to participate in other employee benefit plans or arrangements generally available to our senior executives from time to time.

The New CFO Employment Agreement may be terminated by us with “Cause” or by Mr. Parisi for “Good Reason”, as such terms are defined in the agreement. Pursuant to the New CFO Employment Agreement, Mr. Parisi is also entitled to separation payments in certain circumstances. In the event Mr. Parisi’s employment terminates due to his death during the term of the agreement, in addition to accrued base salary and vacation and expense reimbursement, he or his estate will be entitled to receive (i) any earned but unpaid bonus and (ii) full vesting of any unvested equity-based awards that are still subject to forfeiture. In the event Mr. Parisi’s employment is terminated due to his permanent disability, in addition to accrued base salary and expense reimbursement, he will be entitled to receive, for a period of six months (or for the remaining months of the term of his employment, if less than six months), monthly payments equal to the amount, if any, of his monthly base salary in excess of any disability benefits being received by Mr. Parisi, provided that he would not have been be entitled to any such additional compensation unless he signed a release of claims against the Company.

Additionally, the New CFO Employment Agreement contains certain restrictive covenants regarding confidential information, intellectual property, non-competition and non-solicitation.

Retirement Benefits

As of December 31, 2025, we did not provide our employees, including our executives, with a defined benefit pension plan, any supplemental executive retirement plans or retiree health benefits, except as required by local law or custom for employees outside the United States. Our executives may participate on the same basis as other U.S. employees in our 401(k) Plan with a Company-sponsored match component.

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Potential Payments upon Termination or Change-in-Control

Payments upon Termination

Our employment agreements with our named executive officers provide incremental compensation in the event of termination, as described above under “Employment Agreements”, above.

Further, our equity incentive plan has provisions for payments to our named executive officers if they are terminated as a result of death or disability. Under our 2020 Plan, if a grantee is terminated due to death or disability, the Compensation Committee may, in its sole discretion, make the following adjustments to such grantee’s awards: (i) termination of restrictions in any award agreements (ii) acceleration of any or all installments and rights, and/or (iii) payment of the grantee’s aggregated accelerated payments in a lump sum to the grantee (or the grantee’s estate, beneficiaries or representative, as applicable).

Payments upon Change in Control

Certain of our employment agreements with our named executive officers provide incremental compensation in the event of termination in connection with a change in control, as described above under “Employment Agreements,” above.

Under our 2020 Plan, upon a Change in Control, the Compensation Committee may, but is not required to, provide for one or more of the following: (i) assumption of the 2020 Plan and outstanding awards by the surviving entity or its parent, (ii) issuance of substitute awards that substantially preserve the terms of the original awards, (iii) notice to holders of vested options and rights that such options and rights shall be exercisable prior to such Change in Control and then be terminated following the Change in Control, (iv) settlement of the intrinsic value of outstanding vested options and rights in cash, cash equivalence or equity (regardless of vesting status), (v) cancellation of all unvested or unexercisable awards, or (vi) any other action with respect to the awards as the Compensation Committee determines to be appropriate in its discretion; provided that in connection with an assumption or substitution awards under (i) or (ii), the awards so assumed or substituted shall continue to vest or become exercisable pursuant to the terms of the original award, except to the extent such terms are otherwise rendered inoperative.

Under our 2020 Plan, “Change in Control” is defined to mean any of the following events: (a) any “person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (other than the Company or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) becomes the “beneficial owner” within the meaning of Rule 13d-3 promulgated under the Act of 30% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors; excluding, however, any circumstance in which such beneficial ownership resulted from any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or by any corporation controlling, controlled by, or under common control with, the Company or the Company itself; (b) a change in the composition of the board since the date of stockholder approval, such that the individuals who, as of such date, constituted the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of such board; provided that any individual who becomes a director of the Company subsequent to date of stockholder approval whose election, or nomination for election by the Company’s stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any person or entity other than the Board shall not be deemed a member of the Incumbent Board; (c) a reorganization, recapitalization, merger, consolidation or similar form of corporate transaction, or the sale, transfer, or other disposition of all or substantially all of the assets of the Company to an entity that is not an Affiliate (each of the foregoing events, a “Corporate Transaction”) involving the Company, unless securities representing 60% or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company or the corporation resulting from such Corporate Transaction, including a corporation that, as a result of such transaction owns all or substantially all of the Company’s assets (or the direct or indirect parent of such corporation), are held immediately subsequent to such transaction by the person or persons who were the beneficial holders of the outstanding voting securities entitled to vote generally in the election of directors of the Company immediately prior to such Corporate Transaction, in substantially the same proportions as their ownership immediately prior to such Corporate Transaction; or (d) the liquidation or dissolution of the Company or stockholder approval of such liquidation or dissolution, unless such liquidation or dissolution is part of a transaction or series of transactions described in clause (c) above that does not otherwise constitute a Change in Control.

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Clawback Policy

Effective December 1, 2023, we adopted an executive officer incentive compensation clawback policy which requires the clawback of erroneously awarded incentive-based compensation of past or current executive officers awarded during the three full fiscal years preceding the date on which the issuer is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the federal securities laws. Specifically, in the event of an accounting restatement, we must recover, reasonably promptly, erroneously awarded compensation in amounts determined pursuant to the policy. Compensation that may be recoverable under the policy includes cash or equity-based compensation for which the grant, payment or vesting (or any portion thereof) is or was predicated upon the achievement of specified financial results that are impacted by the financial restatement, and the amount of compensation that may be impacted by the clawback policy is the difference between the amount paid or granted, and the amount that should have been paid or granted, if calculated on the restated financial results. Recovery under the policy with respect to an executive officer will not require the finding of any misconduct by such executive officer or such executive officer being found responsible for the accounting error leading to an accounting restatement.

Our Clawback Policy was filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Company Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

The Company does not have a formal policy on the timing of awards of options in relation to the disclosure of material nonpublic information by the Company. The Compensation Committee does not seek to time equity grants to take advantage of information, either positive or negative, about our company that has not been publicly disclosed. Option grants are generally effective on the date the award determination is made by the Compensation Committee, and the exercise price of options is the closing market price of our Common Stock on the date of the grant or, if the grant is made on a weekend or holiday, on the prior business day.

During the year ended December 31, 2025, we did not grant stock options (or similar awards) to any of our named executive officers during the period beginning four business days before and ending one business day after the filing of any Company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Company Form 8-K that disclosed any material non-public information.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth outstanding equity awards as of December 31, 2025 held by each of the named executive officers.

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not yet vested (#)		Market Value of shares or units of stock that have not yet vested ($) (3)	Equity incentive plan awards: number of unearned shares, units or other rights that have not yet vested (#)		Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($) (3)
Andy Heyward	500,000	(1)	–	13.90	12/07/30	–		–	–		–
			–			–		–	843,750	(2)	607,500

Michael A. Jaffa	100,000	(4)	–	13.90	12/07/30	–		–	–		–
			–			750,000	(5)	540,000	–		–

Brian Parisi	–		–			11,667	(6)	8,400	–		–

1.	These options were fully vested upon the grant date.
2.	These RSUs are subject to stock price and market capitalization vesting conditions. See “Executive Officer and Director Compensation - Narrative Disclosure to Summary Compensation Table - Employment Agreements - Old CEO Employment Agreement” for more information.
3.	Market value was calculated by multiplying the closing price per share of the Company’s common stock on December 31, 2025, $0.72, by the number of shares.
4.	These options were fully vested as of December 7, 2023.
5.	On November 14, 2025, Mr. Jaffa was granted 750,000 RSUs, which will vest as follows: 250,000 shares on November 14, 2026, 250,000 shares on November 14, 2027, and 250,000 shares on November 14, 2028, subject to Mr. Jaffa’s continued employment.
6.	On December 14, 2023, Mr. Parisi was granted 35,000 RSUs that vest annually over three years.

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PAY VERSUS PERFORMANCE

Pursuant to the Exchange Act, we are required to disclose in this proxy statement certain information comparing the total compensation actually paid (“CAP”) to our principal executive officer (the “PEO”) and the average CAP of our other named executive officers (whom we refer to below as our “Non-PEO NEOs”) and certain other financial performance metrics of the Company using methodologies prescribed by the SEC.

	Andy Heyward (1)
Year	Summary Compensation Table Total ($) (2)	Compensation Actually Paid ($)	Average Summary Compensation Table Total fo r Non-PEO NEOs ($) (3)	Average Compensation Actually Paid to Non-PEO NEOs ($) (4)	Value of Initial Fixed $100 Investment Based on Cumulative TSR ($) (5)	Net Loss (in 000s)($) (6)
2025	1,141,189	1,141,189	426,453	460,804	15.48	(24,532)
2024	1,075,384	698,509	423,220	409,937	12.69	(20,739)
2023	1,492,368	(1,861,069)	359,086	247,838	29.89	(77,103)

(1)	Mr. Heyward served as our Chief Executive Officer and Chairman during each of the three years presented in the table.

(2)	The values reflected in this column reflect the “Total” compensation set forth in the Summary Compensation Table (“SCT”) in each applicable year.

(3)	The dollar amounts reported in this column represent the average of the amounts reported for Non-PEO NEOs in the “Total” column of the SCT in each applicable year. The names of each of the Non-PEO NEOs included for purposes of calculating the average amounts in 2025 and 2024 were Brian Parisi and Michael A. Jaffa and in 2023 were Brian Parisi, Michael A. Jaffa, and Michael Hirsh.

(4)	The dollar amounts reported in this column represent the average amount of CAP to Non-PEO NEOs as a group, as computed in accordance with SEC rules described below.

(5)	The cumulative total shareholder return (“TSR”) is determined based on the value of an initial fixed investment of $100 in the Company’s common stock at December 31, 2022. The Company did not issue dividends during any of the covered periods.

(6)	The dollar amounts reported in this column are the Company’s net loss amounts reflected in the Company’s audited financial statements for the applicable year.

SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine CAP as reported in the Pay versus Performance table. CAP does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules. A significant portion of the CAP amounts shown relate to changes in values of unvested awards over the course of the applicable reporting year. Our NEOs do not participate in a defined benefit plan so no adjustment for pension benefits is included in the table below.

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The following tables below detail these adjustments to compensation as reported in the Summary Compensation Table:

Andy Heyward
Reported Summary Compensation Table Total for 2025	$1,141,189
Deduct: Fair Value of Equity Awards Under the “Stock Awards” and “Option Awards” Column in SCT	–
Add: Year End Fair Value of Equity Awards Granted During the Year that are Outstanding and Unvested	–
Add: Change in Year Over Year End Fair Value of Equity Awards Granted in Prior Years that are Outstanding and Unvested	–
Add: Change in Prior Year End Fair Value and Vesting Date Fair Value of Equity Awards Granted in Prior Years that Vested During the Year	–
Compensation Actually Paid for 2025	$1,141,189

Reported Summary Compensation Table Total for 2024	$1,075,384
Deduct: Fair Value of Equity Awards Under the “Stock Awards” and “Option Awards” Column in SCT	–
Add: Year End Fair Value of Equity Awards Granted During the Year that are Outstanding and Unvested	–
Add: Change in Year Over Year End Fair Value of Equity Awards Granted in Prior Years that are Outstanding and Unvested	–
Add: Change in Prior Year End Fair Value and Vesting Date Fair Value of Equity Awards Granted in Prior Years that Vested During the Year	(376,875)
Compensation Actually Paid for 2024	$698,509

Reported Summary Compensation Table Total for 2023	$1,492,368
Deduct: Fair Value of Equity Awards Under the “Stock Awards” and “Option Awards” Column in SCT	–
Add: Year End Fair Value of Equity Awards Granted During the Year that are Outstanding and Unvested	–
Add: Change in Year Over Year End Fair Value of Equity Awards Granted in Prior Years that are Outstanding and Unvested	(3,056,250)
Add: Change in Prior Year End Fair Value and Vesting Date Fair Value of Equity Awards Granted in Prior Years that Vested During the Year	(297,188)
Compensation Actually Paid for 2023	$(1,861,070)

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Average Non-PEO NEOs
Average Reported Summary Compensation Table Total for 2025	$426,453
Deduct: Average Fair Value of Equity Awards Under the “Stock Awards” and “Option Awards” Column in SCT	(237,375)
Add: Average Year End Fair Value of Equity Awards Granted During the Year that are Outstanding and Unvested	270,000
Add: Average Change in Year Over Year End Fair Value of Equity Awards Granted in Prior Years that are Outstanding and Unvested	758
Add: Average Change in Prior Year End Fair Value and Vesting Date Fair Value of Equity Awards Granted in Prior Years that Vested During the Year	968
Average Compensation Actually Paid for 2025	$460,804

Average Reported Summary Compensation Table Total for 2024	$423,220
Deduct: Average Fair Value of Equity Awards Under the “Stock Awards” and “Option Awards” Column in SCT	–
Add: Average Year End Fair Value of Equity Awards Granted During the Year that are Outstanding and Unvested	–
Add: Average Change in Year Over Year End Fair Value of Equity Awards Granted in Prior Years that are Outstanding and Unvested	(8,680)
Add: Average Change in Prior Year End Fair Value and Vesting Date Fair Value of Equity Awards Granted in Prior Years that Vested During the Year	(4,603)
Average Compensation Actually Paid for 2024	$409,937

Average Reported Summary Compensation Table Total for 2023	$359,086
Deduct: Average Fair Value of Equity Awards Under the “Stock Awards” and “Option Awards” Column in SCT	(16,683)
Add: Average Year End Fair Value of Equity Awards Granted During the Year that are Outstanding and Unvested	16,217
Add: Average Change in Year Over Year End Fair Value of Equity Awards Granted in Prior Years that are Outstanding and Unvested	–
Add: Average Change in Prior Year End Fair Value and Vesting Date Fair Value of Equity Awards Granted in Prior Years that Vested During the Year	(110,781)
Average Compensation Actually Paid for 2023	$247,838

The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The value of RSU awards is based on the fair value as of the end of the covered year or change in fair value during the covered year, in each case based on the closing sale price of our common stock. The value of option awards is based on the fair value as of the end of the covered year or change in fair value during the covered year, in each case based on our Black-Scholes option pricing model, the assumptions of which are described in Note 2 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.

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Pay Versus Performance Relationship Disclosures

Compensation Actually Paid and Cumulative Total Shareholder Return

The graph below compares the compensation actually paid to our PEOs and the average of the compensation actually paid to our remaining NEOs, with our cumulative total shareholder return for the fiscal years ended December 31, 2025, 2024, and 2023. Total shareholder return amounts reported in the graph assume an initial fixed investment of $100 on December 31, 2022.

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Compensation Actually Paid and Net Loss

The graph below compares the compensation actually paid to our PEOs and the average of the compensation actually paid to our remaining NEOs, with our net loss for the fiscal years ended December 31, 2025, 2024, and 2023.

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Director Compensation

Non-Employee Director Compensation Program

Our director compensation program is designed to provide compensation to attract and retain high-quality non-employee directors. Our Compensation Committee periodically reviews and makes recommendations to the Board regarding director compensation. As part of this review, the Compensation Committee may solicit the input of outside compensation consultants.

For the year ended December 31, 2025, our non-employee directors were compensated with a combination of cash and stock awards, with an aggregate value as follows:

•	$10,000 for each quarterly Board meeting attended;

•	$10,000 per annum for service as Chair of the Board’s Compensation, Audit or Nominating Committees; and

•	$5,000 per annum for service as members of any such committees.

The Board’s Compensation Committee determines the portions of each director’s compensation that will be paid in cash and in stock awards. To the extent that an individual serves as a director, committee member or committee chair for a portion of the quarter or year, as applicable, they shall be entitled to a pro rata portion of the compensation set forth above for the portion of the quarter or year, as applicable, that they serve in such role.

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Director Compensation Table for the Year Ended December 31, 2025

Mr. Heyward, our Chief Executive Officer, receives no compensation for his service as a director, and is not included in the table below. See “Summary Compensation Table for Fiscal 2025” for information regarding Mr. Heyward’s compensation for fiscal 2025.

The following table sets forth certain information regarding the compensation earned by or awarded to each of our non-employee directors who served on our Board during the fiscal year ended December 31, 2025:

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1) (2)	All Other Compensation($)	Total ($)
Joseph “Gray” Davis	2025	$19,514	$19,514	$–	$39,028
Henry Sicignano III (3)	2025	20,000	97,000	–	117,000
Margaret Loesch	2025	22,986	22,986	–	45,972
Lynne Segall	2025	30,555	30,555	–	61,110
Anthony Thomopoulos (4)	2025	21,459	21,459	63,000	105,918
Dr. Cynthia Turner-Graham	2025	22,014	22,014	–	44,028
Jeffrey Schlesinger	2025	6,459	6,459	–	12,918
Stefan Piëch (5)	2025	$–	$–	$–	$–

______________________

(1)	Represents the grant date fair value of awards determined in accordance with FASB ASC Topic 718. We calculated the estimated fair value of restricted stock unit awards using the closing price per share of our common stock on the grant date. For a discussion of the assumptions used in calculating these values, see Note 15 to our consolidated financial statements included elsewhere in the Annual Report on Form 10-K for the year ended December 31, 2025.

(2)	None of the non-employee directors who served on our Board during the fiscal year ended December 31, 2025 held any outstanding equity awards as of December 31, 2025.

(3)	Mr. Sicignano resigned from the Board and the Audit Committee effective as of December 12, 2025. In addition to the compensation he received for Board services in the year ended December 31, 2025, Mr. Sicignano received a fully vested restricted stock awards of $77,000 market value as compensation for consulting services rendered to the Company pursuant to a Consulting Agreement entered into by and between the Company and Mr. Sicignano as of December 12, 2025.

(4)	The amount reflected in the All Other Compensation column for Mr. Thomopoulos in 2025 represents consulting fees for services rendered prior to his appointment to the Audit Committee.

(5)	Dr. Stefan Piëch resigned from the Board effective as March 5, 2025.

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PROPOSAL 2 — APPROVAL OF THE AUDITOR RATIFICATION PROPOSAL

The Audit Committee has appointed WithumSmith+Brown, PC (“Withum”) as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2026. The Board proposes that the stockholders ratify this appointment. Withum audited our financial statements for the fiscal year ended December 31, 2025. We expect that representatives of Withum will not be present at the 2026 Annual Meeting, and therefore will not be able to make a statement and will not be available to respond to questions from stockholders.

In deciding to appoint Withum, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Withum and concluded that Withum has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2026.

Withum has audited our financial statements since January 2024.

Ratification of the appointment of Withum by our stockholders is not required by law, our Bylaws or other governing documents. As a matter of policy, however, the appointment is being submitted to our stockholders for ratification at the 2026 Annual Meeting. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interest and the best interests of our stockholders.

The following table sets forth aggregate fees billed to us by Withum for professional services for the years ended December 31, 2025 and December 31, 2024:

	2025	2024
Audit Fees	$528,863	$590,476
Audit-Related Fees	–	14,300
Tax Fees	–	–
Other Fees	–	–
Total Fees	$528,863	$604,776

The aggregate fees included in each of the categories are fees billed in the fiscal years.

Audit fees billed in 2025 and 2024 include fees for (i) the audit of our annual financial statements for the fiscal years ended December 31, 2025, and 2024 included in this Annual Reports on Form 10-K, (ii) the review of our interim period financial statements for the 2025 and 2024 years included in our Quarterly Reports on Form 10-Q, and (iii) related services that are normally provided in connection with regulatory filings or engagements, such as reviewing financial information included in certain registration statements that was also included in the Company’s quarterly and annual financial statements.

Audit-related fees billed in 2024 primarily related to procedures performed in connection with the Company’s Form S-8 registration statement, that are closely aligned with the audit but not classified as audit fees.

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Pre-Approval Policies and Procedures

We obtain an engagement letter for all audit and non-audit services proposed to be performed during the year. The Audit Committee pre-approves the services performed by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services, as follows:

•	Audit services include professional services rendered by the principal accountant for the audit of the annual and review of the quarterly financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters related directly to audit procedures, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

•	Audit-Related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

•	Tax services include all services performed by the independent auditor’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

•	Other Fees are those associated with services provided by the principal accountant not captured in the other categories. Examples include comfort letters related to other procedures, circle-ups, and related document reviews for company capital raise initiatives.

Vote Required

The affirmative vote of a majority of the votes cast is required to approve the Auditor Ratification Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE AUDITOR RATIFICATION PROPOSAL.

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REPORT OF AUDIT COMMITTEE1

The Audit Committee of the Board, which consists, as determined by the Board, entirely of directors who meet the independence and experience requirements of NYSE American, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the Board, which is available on our website at www.kartoonstudios.com. This committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of WithumSmith+Brown, PC (“Withum”). In fulfilling its responsibilities for the financial statements for fiscal year ended December 31, 2025, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025 with management;

•	Discussed with Withum the matters required to be discussed in accordance with the applicable requirements of the Public Company Accounting Oversight Board and the SEC; and

•	Received written disclosures and the letter from Withum regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Withum’s communications with the Audit Committee and the Audit Committee further discussed with Withum their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the review and discussion referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

Members of the Kartoon Studios, Inc. Audit Committee

Anthony Thomopoulos (Chair)
Joseph “Gray” Davis
Jeffrey Schlesinger

1. The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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PROPOSAL 3 — APPROVAL OF THE INCENTIVE PLAN INCREASE PROPOSAL

At the 2026 Annual Meeting, stockholders will be asked to approve an amendment to our 2020 Plan (the “Incentive Plan Amendment”), which amendment was approved by the Compensation Committee and Board on September 3, 2026, effective upon approval by our stockholders at the 2026 Annual Meeting. If this proposal is approved, the number of shares of Common Stock available for grant of awards under the 2020 Plan will be increased by 4,000,000 shares. The Form of Incentive Plan Amendment is attached hereto as Appendix A and is incorporated by reference into this proxy statement.

As of the Record Date, a total of 5,096,394 shares of Common Stock remain available for issuance under the 2020 Plan, and 839,998 options to purchase shares of Common Stock and 2,475,417 RSUs remain outstanding. As of the Record Date, no shares of Common Stock have been issued upon the exercise of options.

As of the Record Date and prior to the adoption of the proposed Incentive Plan Amendment, our “equity overhang,” or the percentage of outstanding shares of our stock represented by all equity awards granted and available for future grant under the 2020 Plan was 7.84%. Equity overhang is calculated as (x) all shares issuable upon exercise or vesting of awards then outstanding, plus all shares available for future grant under all equity incentive plans, (y) divided by the issued and outstanding shares of Common Stock on a fully diluted basis. For purposes of this calculation, the denominator includes all shares authorized under all equity incentive plans and all shares underlying outstanding convertible securities, including shares issuable upon the exercise, conversion, or vesting of all issued and outstanding warrants, notes, restricted stock units (“RSUs”) and stock options (whether issued under or outside the 2020 Plan).

The 2020 Plan was adopted on August 27, 2020, and was amended and restated on May 23, 2024. By its terms, the 2020 Plan may be amended by the Board provided that any amendment that the Board determines requires stockholder approval is subject to receiving such stockholder approval. Approval by our stockholders is required by NYSE American rules. In addition, stockholder approval is required in order to ensure favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

Our Board, the Compensation Committee and management all believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. Having an adequate number of shares available for issuance under the 2020 Plan will allow us to maintain and enhance the key policies and practices adopted by our management and Board to align employee and stockholder interests. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the increase in the number of shares available for issuance under our 2020 Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. Accordingly, our Board believes approval of the amendment to increase the aggregate number of shares available for issuance under the 2020 Plan is in our best interests and those of its stockholders and recommends a vote “FOR” the approval of the Incentive Plan Amendment.

The material terms of the 2020 Plan are summarized below. This summary of the 2020 Plan is not intended to be a complete description of the 2020 Plan. This summary is qualified in its entirety by the actual text of the 2020 Plan to which reference is made. A copy of the complete 2020 Plan is attached as Appendix B to our Proxy Statement on schedule 14A filed in connection with our 2025 Annual Meeting of Stockholders.

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Material Terms of the 2020 Plan

Purpose

The purpose of the 2020 Plan is to enhance long-term profitability and stockholder value by offering Common Stock and Common Stock-based and other performance incentives to those employees, directors and consultants who are key to our growth and success.

Plan Administration

The 2020 Plan may be administered by our Board, our Compensation Committee or a similar committee comprised of at least two non-employee directors (in each case, the “Administrator”). The Administrator has exclusive authority to grant awards under the 2020 Plan and to make all interpretations and determinations affecting the 2020 Plan. The Administrator has the discretion to determine the individuals to whom awards are granted, the amount of each award, any applicable vesting schedule and other terms of any award. The Administrator, in its discretion, may delegate to one or more of our officers all or part of the Administrator’s authority and duties with respect to awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act.

Eligible Participants

The persons who shall be eligible to participate in the 2020 Plan and to receive Awards under the 2020 Plan shall be such persons who are our full- and part-time employees (including officers), non-employee members of the Board or independent contractors providing services to us or our Affiliates, in each case, as our Compensation Committee shall select. As of the Record Date, we have 209 employees, 6 non-employee members of the Board, and 39 independent contractors eligible to participate in the 2020 Plan.

Number of Shares Available for Issuance

The maximum number of shares of our Common Stock currently reserved and available for issuance under the 2020 Plan 13,216,767, which is equal to the sum of (i) 3,000,000 shares of Common Stock authorized for issuance at the time that the 2020 Plan was initially adopted; (ii) 216,767 shares of Common Stock that remained available for issuance under the 2015 Plan at the time that the 2020 Plan was initially adopted; (iii) 5,000,000 shares of Common Stock authorized for issuance in connection with amendment and restatement of the 2020 Plan on May 23, 2024; and (iv) 5,000,000 shares of Common Stock authorized for issuance in connection with the amendment to the 2020 Plan on May 14, 2025. As of the Record Date, a total of 5,096,394 shares of Common Stock remain available for future issuance under the 2020 Plan. If this proposal is approved, the number of shares available for grant of awards under the 2020 Plan will be increased by 4,000,000 shares of Common Stock. All of the increased number of shares will be available for issuance under the 2020 Plan as incentive stock options under Section 422 of the Code or as other types of awards.

If any stock award under the 2020 Plan (or options still outstanding under 2015 Plan) expires or otherwise terminates, in whole or in part, without having been vested or exercised in full (as applicable), the stock not acquired under such stock award reverts to and again becomes available for issuance under the 2020 Plan. Common Stock withheld from an award to pay the exercise price with respect to such award or to pay a participant’s tax obligations with respect to an award shall not again be available for issuance under the 2020 Plan.

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Change in Control Provisions

The 2020 Plan provides that we may, in our sole discretion, and without the consent of participants, provide for one or more of the following in the event of a Change in Control (as defined in the 2020 Plan): (i) the assumption of the 2020 Plan and outstanding awards by the surviving entity; (ii) the substitution by the surviving entity of awards with substantially the same terms for such outstanding awards; (iii) notice to the holders of vested and exercisable stock options and stock appreciation rights of their ability to exercise such vested and exercisable awards prior to the transaction, followed by the cancellation of all unexercised awards (whether or not then vested and exercisable); (iv) settlement of the intrinsic value of outstanding vested awards in cash or cash equivalents or equity followed by the cancellation of all such awards (whether or not then vested or exercisable); (v) cancellation of all unvested or unexercisable awards; or (vi) taking of such other action with respect to Awards as the Compensation Committee shall determine to be appropriate in its discretion (including accelerating the vesting and exercisability of outstanding Awards). However, in the event that awards are either assumed or substituted, the awards will continue to vest or become exercisable pursuant to the terms of the original award, except to the extent such terms are otherwise rendered inoperative.

Adjustments for Stock Dividends, Stock Splits, Etc.

The 2020 Plan requires the Administrator to make appropriate adjustments to the number of shares of our Common Stock that are subject to the 2020 Plan, to certain limits in the 2020 Plan and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events. The Administrator shall make necessary adjustments to the available shares of our Common Stock reserved for issuance under the 2020 Plan in connection with a reverse stock split, if approved by stockholders, as required.

Substitute Awards

The 2020 Plan provides that, in connection with a merger or consolidation of an entity with us or the acquisition by us of property or stock of an entity, our Board may grant awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof (such awards, “Substitute Awards”). Substitute Awards may be granted on such terms as our Board deems appropriate in the circumstances, notwithstanding any limitations on awards contained in the 2020 Plan, and except as otherwise determined by the Compensation Committee. Substitute Awards shall not count against the overall share limit set forth in the 2020 Plan.

Amendment to the 2020 Plan and Awards

Our Board at any time, and from time to time, may amend the 2020 Plan. However, no amendment will be effective unless approved by our stockholders to the extent stockholder approval is necessary to satisfy the requirements of the Code, any federal or state law or regulation or any securities exchange listing requirements. Further, no award under the 2020 Plan may be amended or cancelled for the purpose of repricing, replacing or regranting such award with an exercise price that is less than the exercise price of the original award unless otherwise approved by stockholders.

Termination of the 2020 Plan

Our Board or stockholders may terminate the 2020 Plan at any time. As amended and restated, the 2020 Plan will be terminated on May 23, 2034. No stock awards may be granted under the 2020 Plan after it is terminated.

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Description of Material Terms of the Awards

Stock Options

A stock option is the right to purchase shares of our Common Stock at a fixed exercise price for a fixed period of time. The 2020 Plan permits the granting of (i) options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Code and (ii) options that do not so qualify (referred to as “non-statutory stock options”). Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-statutory stock options may be granted to any persons eligible to receive incentive stock options and to non-employee directors and consultants. The Administrator determines the exercise price and additional terms of stock options. The option exercise price of each option will be determined by the Administrator but may not be less than 100% of the fair market value of our Common Stock on the date of grant. Fair market value for this purpose will be the last reported closing sales price of the shares of our Common Stock on NYSE American on the valuation date, or, if none, the closing sales price on the most recent trade date immediately prior to the valuation date. The exercise price of a stock option may not be reduced after the date of the stock option grant, other than to appropriately reflect changes in our capital structure.

The term of each stock option will be fixed by the Administrator and, for incentive stock options, may not exceed ten years from the date of grant. The Administrator will determine at what time or times each stock option may be exercised. Stock options may be made exercisable in installments and the exercisability of options may be accelerated by the Administrator. Upon exercise of stock options, the option exercise price must be paid in full in such form as the Administrator will provide (or as permitted by Section 422 of the Code in the case of incentive stock options). To qualify as incentive stock options, stock options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive stock options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights (“SARs”)

The Administrator has the authority to grant SARs under the 2020 Plan. A SAR may be granted to a holder of an option with respect to all or a portion of the shares of Common Stock subject to the related option (a “Tandem SAR”) or may be granted separately to an eligible employee (a “Free Standing SAR”). A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option. Subject to the limitations of the 2020 Plan, SARs are exercisable in whole or in part upon notice to the Company upon such terms and conditions as are provided by the Administrator. Tandem SARs are exercisable only at the time and to the extent that the related Option is exercisable. Upon the exercise or termination of the related Option, the Tandem SARs with respect thereto are canceled automatically to the extent of the number of shares of Common Stock with respect to which the related Option was so exercised or terminated.

Restricted Stock and Restricted Stock Units

The Administrator has the authority to grant awards of restricted stock and restricted stock units pursuant to the terms of an award agreement. Each award agreement will be in such form and will contain such terms and conditions as the Administrator will deem appropriate. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with, or service to, the Company through a specified restricted period, except as otherwise set forth in the applicable award agreement. During the vesting period, awards of restricted stock and restricted stock units may be credited with dividend equivalent rights, but dividend equivalents payable with respect to awards shall not be paid unless and until such awards of restricted stock or restricted stock units vest.

Performance Awards

The Administrator may designate all or any party of any other type of award granted under the 2020 Plan as a performance award. These awards may be denominated in either cash or shares, and are subject to the achievement of performance goals set over performance periods, as established by the Administrator.

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Cash Awards and Other Stock-Based Awards

The Administrator may also grant cash awards or other stock-based awards under the 2020 Plan. Cash awards are subject to the terms, conditions, restrictions and contingencies as determined by the Administrator. Other stock-based awards are valued in whole or in part by reference to, or otherwise based on, shares of Common Stock. Other stock-based awards may be granted as a form of payment in the settlement of other awards granted under the 2020 Plan or as payment in lieu of compensation to which a holder is otherwise entitled. Other stock-based awards may be paid in shares of Common Stock or cash, as the Compensation Committee may determine.

U.S. Federal Income Tax Consequences

The following is a brief summary of the general U.S. federal income tax consequences relating to the 2020 Plan. This summary is based on U.S. federal tax laws and regulations in effect on the date of this proxy statement and does not purport to be a complete description of the U.S. federal income tax laws.

Incentive Stock Options

Incentive stock options are intended to qualify for special treatment available under Section 422 of the Code. A participant who is granted an incentive stock option will not recognize ordinary income at the time of grant. A participant will not recognize ordinary income upon the exercise of an incentive stock option provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the grant date of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant’s employment is terminated due to permanent and total disability).

If the participant does not sell or otherwise dispose of the shares of Common Stock acquired upon the exercise of an incentive stock option within two years from the grant date of the incentive stock option or within one year after he or she receives the shares of Common Stock, then, upon disposition of such shares of Common Stock, any amount recognized in excess of the exercise price will be taxed to the participant as a capital gain. The participant will generally recognize a capital loss to the extent that the amount recognized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally recognize ordinary income at the time of the disposition of the shares of Common Stock in an amount equal to the lesser of (i) the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price or (ii) the excess, if any, of the amount recognized upon disposition of the shares of Common Stock over the exercise price. Any amount recognized in excess of the value of the shares of Common Stock on the date of exercise will be capital gain. If the amount recognized is less than the exercise price, the participant generally will recognize a capital loss equal to the excess of the exercise price over the amount recognized upon the disposition of the shares of Common Stock.

The rules described above that generally apply to incentive stock options do not apply when calculating any alternative minimum tax liability. The rules affecting the application of the alternative minimum tax are complex, and their effect depends on individual circumstances, including whether a participant has items of adjustment other than those derived from incentive stock options.

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Nonqualified Stock Options

A participant will not recognize ordinary income when a nonqualified stock option is granted. When a nonqualified stock option is exercised, a participant will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock that the participant purchased over the exercise price he or she paid.

Stock Appreciation Rights

A participant will not recognize ordinary income when a SAR is granted. When a SAR is exercised, the participant will recognize ordinary income equal to the cash and/or the fair market value of shares of Common Stock the participant receives.

Restricted Stock

A participant who has been granted restricted stock will not recognize ordinary income at the time of grant, assuming that the underlying shares of Common Stock are not transferable and that the restrictions create a “substantial risk of forfeiture” for federal income tax purposes and that the participant does not make an election under Section 83(b) of the Code. Generally, upon the vesting of restricted shares, the participant will recognize ordinary income in an amount equal to the then fair market value of the shares of Common Stock, less any consideration paid for such shares of Common Stock. Any gains or losses recognized by the participant upon disposition of the shares of Common Stock will be treated as capital gains or losses. However, a participant may elect, pursuant to Section 83(b) of the Code, to have income recognized at the date of grant of a restricted share award equal to the fair market value of the shares of Common Stock on the grant date (less any amount paid for the restricted shares) and to have the applicable capital gain holding period commence as of that date.

Restricted Stock Units

A participant generally will not recognize ordinary income when RSUs are granted. Instead, a participant will recognize ordinary income when the RSUs are settled in an amount equal to the fair market value of the shares of Common Stock or the cash he or she receives, less any consideration paid.

Sale of Shares

When a participant sells shares of Common Stock that he or she has received under an award, the participant will generally recognize long-term capital gain or loss if, at the time of the sale, the participant has held the shares of Common Stock for more than one year (or, in the case of a restricted share award, more than one year from the date the restricted shares vested unless the participant made an election pursuant to Section 83(b) of the Code, described above). If the participant has held the shares of Common Stock for one year or less, the gain or loss will be a short-term capital gain or loss.

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Tax Deductibility of Compensation Provided Under the 2020 Plan

When a participant recognizes ordinary compensation income as a result of an award granted under the 2020 Plan, the Company may be permitted to claim a federal income tax deduction for such compensation, subject to various limitations that may apply under applicable law.

Further, to the extent that compensation provided under the 2020 Plan may be deemed to be contingent upon a change in control of the Company, a portion of such compensation may be non-deductible by the Company under Section 280G of the Code and may be subject to a 20% excise tax imposed on the recipient of the compensation.

Restrictions on Shares; Claw-back Provisions

Shares of Common Stock acquired in respect of awards pursuant to the 2020 Plan are subject to such terms and conditions determined by the Board, including restrictions on the transferability of shares, our right to repurchase shares, our right to require the transfer of shares in the event of certain transactions, tag-along rights, bring-along rights, redemption and co-sale rights and voting requirements. The issuance of shares of Common Stock are subject to recipients’ consent to such terms and conditions and the recipient entering into an award agreement. All awards are subject to the provisions of any claw-back policy implemented by us, including any claw-back policy adopted to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable award agreement.

Share Usage and Key Data

We manage our long-term stockholder dilution by limiting the number of equity incentive awards granted annually. The Compensation Committee monitors our annual stock award Burn Rate and Overhang (each as defined below), among other factors, in its efforts to maximize stockholders’ value by granting what, in the Compensation Committee’s judgment, are the appropriate number of equity incentive awards necessary to attract, reward, and retain employees, non-employee directors and consultants. The table below illustrates our Burn Rate and Overhang under our Plan for the past three fiscal years with details of each calculation noted below the table.  Burn Rate and Overhang are calculated using shares of Common Stock outstanding, consistent with prevailing market practice, and therefore do not reflect shares underlying outstanding pre-funded warrants.

Share Element	2025	2024	2023
Burn Rate (1)	2.99%	1.06%	0.64%
Overhang (2)	20.15%	14.51%	6.39%

(1)	Burn Rate is (number of shares subject to equity awards granted during a fiscal year)/(total weighted average shares of Common Stock issued and outstanding for that fiscal year).

(2)	Overhang is (number of shares subject to outstanding awards at the end of a fiscal year + number of shares available for new awards under incentive plan)/(number of shares of Common Stock issued and outstanding for that fiscal year).

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New Plan Benefits

The grant of options and other awards under the 2020 Plan is discretionary, and we cannot determine now the number or type of options or other awards to be granted in the future to any particular person or group other than the anticipated annual director grants.

Since it is not possible to determine the exact number of awards that will be granted under the 2020 Plan, the awards granted during the fiscal year ended December 31, 2025 under the 2020 Plan are set forth in the following table.

Name and position	Dollar Value ($)	Number of Shares Underlying RSUs Granted
Andy Heyward, Chief Executive Officer and Chairman (1)	–	–
Michael A. Jaffa, Chief Operating Officer, General Counsel and Corporate Secretary	474,750	750,000
Brian Parisi, Chief Financial Officer	–	–
All Current Executive Officers as a Group	474,750	750,000
All Current Non-employee Directors as a Group	361,707	265,000
All Current Non-Executive Officer Employees as a Group	–	–

(1)	During 2025, each of Mr. Heyward and Mr. Jaffa entered into new employment agreements. Pursuant to the terms of each of their respective new employment agreements, Mr. Heyward and Mr. Jaffa received equity grants of 2,000,000 and 750,000 RSUs, respectively, which were to vest in three equal annual installments. Subsequent to entering into the new employment agreement with Mr. Heyward in August 2025, the Company and Mr. Heyward determined to revisit the terms of his equity grant. The Company and Mr. Heyward have not yet made a determination regarding the revised terms of such equity grant. As a result, the RSUs issuable pursuant to Mr. Heyward’s new employment agreement were not issued to Mr. Heyward during the year ended December 31, 2025.

Market Price of Shares

The closing price of our Common Stock, as reported on NYSE American on September 1, 2026 was $0.63.

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Equity Compensation Plan Information

The following table provides certain information with respect to compensation plans under which our equity securities are authorized for issuance as of December 31, 2025.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, vesting of restricted stock units and other rights	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by shareholders:
2020 Plan	2,574,547	$11.58	5,906,588

Equity compensation plans not approved by shareholders:	–	–	–
Total	2,574,547	$11.58	5,906,588

Interests of Directors and Executive Officers

Our directors and executive officers have substantial interests in the matters set forth in this proposal since equity awards may be granted to them under the 2020 Plan.

Required Vote

The affirmative vote of a majority of the votes cast is required to approve the Incentive Plan Increase Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE INCENTIVE PLAN INCREASE PROPOSAL.

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PROPOSAL 4
ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION

Background of and Rationale for the Say-On-Pay Proposal

In accordance with the Dodd — Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd — Frank Act”) we are required to provide our stockholders with the opportunity to cast an advisory vote on the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules. The advisory stockholder vote to approve the compensation of our named executive officers is often referred to as the “say-on-pay vote.” This say-on-pay vote will not be binding on us, the Board of Directors, or the Compensation Committee.

The Board of Directors is asking our stockholders to indicate their support for our named executive officers’ compensation as disclosed in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement.

Accordingly, the Board of Directors will ask our stockholders to vote “FOR” the following resolution at the 2026 Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers as disclosed in the Proxy Statement for the 2026 Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Summary Compensation Table for fiscal year 2025, and the other related tables and disclosures).”

The say-on-pay vote is advisory, and therefore is not binding on us, the Compensation Committee or our Board of Directors. Our Board of Directors and Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officers’ compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

In keeping with the preference expressed by our shareholders at our 2023 Annual Meeting of Stockholders, our Board has adopted a policy of holding say-on-pay votes every three years. Our next say-on-pay vote and advisory vote on the frequency of say-on-pay votes (commonly known as “say-when-on-pay” vote) will be held at the 2029 Annual Meeting of Stockholders.

Vote Required

Approval, on an advisory basis, of the Say-On-Pay Proposal requires the affirmative vote of a majority of the votes cast on such proposal.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, ON
AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS,
AS DESCRIBED IN THIS PROXY STATEMENT PURSUANT TO SEC RULES.

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PROPOSAL 5 — APPROVAL OF THE ADJOURNMENT PROPOSAL

Stockholders are being asked to approve one or more adjournments of the 2026 Annual Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the 2026 Annual Meeting to approve the Incentive Plan Increase Proposal (Proposal 3). If this proposal is approved, the 2026 Annual Meeting could be adjourned one or more times to a future date. We do not intend to call a vote on adjournments of the 2026 Annual Meeting to solicit additional proxies if the Incentive Plan Increase Proposal (Proposal 3) is approved at the 2026 Annual Meeting. Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against the Incentive Plan Increase Proposal (Proposal 3) have been received to cause such proposal to fail to pass, we could adjourn, postpone or continue the 2026 Annual Meeting without a vote on the Incentive Plan Increase Proposal (Proposal 3) and seek to convince stockholders to change their votes to votes in favor of the approval of the Incentive Plan Increase Proposal (Proposal 3). If the meeting is adjourned to solicit additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use.

Required Vote

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast on such proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

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SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the beneficial ownership of shares of our Common Stock as of the Record Date, known by us through our transfer agent and other records, held by: (i) each person who beneficially owns 5% or more of the shares of Common Stock then outstanding; (ii) each of our directors; (iii) each of our named executive officers; and (iv) all of our current directors and executive officers as a group.

The information in this table reflects “beneficial ownership” as defined in Rule 13d-3 of the Exchange Act. To our knowledge and unless otherwise indicated, each stockholder has sole voting power and investment power over the shares listed as beneficially owned by such stockholder, subject to community property laws where applicable. Percentage ownership is based on 62,204,105 shares of Common Stock outstanding as of the Record Date. Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person’s address is c/o 190 N. Canon Drive, 4th Floor, Beverly Hills, California 90210.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (1)
Directors and Named Executive Officers
Andy Heyward (2)	2,507,733	4.0%
Michael Jaffa (3)	157,002	*
Brian Parisi (4)	29,434	*
Anthony Thomopoulos (5)	155,314	*
Jeffrey Schlesinger (5)	22,347	*
Joseph (Gray) Davis (5)	97,638	*
Margaret Loesch (5)	79,364	*
Lynne Segall (5)	122,588	*
Dr. Cynthia Turner-Graham (5)	73,529	*

All current executive officers and directors as a group (consisting of 9 persons)	3,244,949	5.2%

5% Stockholders Other Than Executive officers and Directors
Anson Funds Management LP (6)	6,570,925	9.9%
Clear Street Derivatives LLC (7)	3,550,631	5.7%
Nomura Holdings Inc., and Nomura Global Financial Products Inc.(8)	3,286,664	5.3%

*	Indicates ownership less than 1%

(1)	The securities “beneficially owned” by a person are determined in accordance with the definition of “beneficial ownership” set forth in the regulations of the SEC and, accordingly, may include securities owned by or for, among others, the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power. The same shares may be beneficially owned by more than one person. Shares of Common Stock currently issuable or issuable within 60 days of August 31, 2026 upon the exercise of options or vesting of restricted stock units are deemed to be outstanding in computing the beneficial ownership and percentage of beneficial ownership of the person holding such securities, but they are not deemed to be outstanding in computing the percentage of beneficial ownership of any other person. Beneficial ownership does not include stock options and restricted stock units which have not vested as of, and will not vest within 60 days of, the record date. Beneficial ownership may be disclaimed as to certain of the securities.

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(2)	Consists of (i) 99,073 shares of Common Stock held by A Squared Holdings LLC over which Mr. Heyward holds sole voting and dispositive power; (ii) 1,484,126 shares of Common Stock held by Mr. Heyward and 187,500 issuable pursuant to vested RSUs held by Andy Heyward; (iii) 257,813 Shares of Common Stock held by AH Gadget IDF LLC an entity controlled by Mr. Heyward, (iv) 123 shares held by Heyward Living Trust; (v) 500,000 shares of Common Stock issuable pursuant to a stock option which is exercisable within 60 days of August 31, 2026.
(3)	Consists of 57,002 shares of Common Stock held by Mr. Jaffa, and 100,000 shares of Common Stock issuable pursuant to a stock option which is exercisable within 60 days of August 31, 2026.
(4)	Consists of 26,518 shares of Common Stock held by Mr. Parisi, and 2,916 shares of Common Stock issuable upon vested RSUs as of August 31, 2026.
(5)	Mr. Thomopoulos held 155,314 shares of Common Stock, Mr. Schlesinger held 22,347 shares of Common Stock, Mr. Davis held 97,638 Shares of Common Stock, Ms. Loesch held 79,364 shares of Common Stock, Ms. Segall held 122,588 shares of Common Stock, and Dr. Turner-Graham held 73,529 Shares of Common Stock.
(6)	Based upon Company records as of August 31, 2026 and, in part, information included in a Schedule 13G filed with the SEC on February 17, 2026, consists of (i) 3,000,000 shares of Common Stock held by Anson Investments Master Fund LP (the “Anson Funds”) and (ii) 3,570,925 shares of Common Stock underlying pre-funded warrants held by the Anson Funds, all of which are exercisable. Does not include (i) 3,332,124 shares of Common Stock issuable upon the exercise of pre-funded warrants and (ii) 9,903,049 shares of Common Stock issuable upon the exercise of warrants, because the Anson Funds and its affiliates are prohibited from exercising such pre-funded warrants and other warrants, if, as a result of such exercise, they would beneficially own more than 9.99% of the total number of shares of Common Stock then issued and outstanding immediately after giving effect to the exercise. The Schedule 13G was filed by (i) Anson Funds Management LP (the “AFML”), (ii) Anson Management GP LLC (“AMGL”), (iii) Tony Moore, the principal of AMFL and AMGL, (iv) Anson Advisors Inc. (“AAI”), (v) Amin Nathoo, a director of AAI, and (vi) Moez Kassam, a director of AAI. AFML and AAI serve as co-investment advisors for the Anson Funds and therefore they may be deemed to beneficially own such shares. As the general partner of AFML, AMGL may also be deemed to beneficially own the shares held by the Anson Funds. As the principal of AFML and AMGL, Mr. Moore may also be deemed to beneficially own the shares held by the Anson Funds. As directors of AAI, Messrs. Nathoo and Kassam may also be deemed to beneficially own the shares held by the Anson Funds. The address for AFML is 16000 Dallas Parkway, Suite 800, Dallas, Texas 75248.
(7)	Based upon information included in Amendment 1 to a Schedule 13G filed with the SEC on August 18, 2026 (the “Clear Street 13G/A”), The Clear Street 13G/A was filed by Clear Street Derivatives LLC by John DiBaco, the Head of Markets Trading The address for Clear Street Derivatives LLC is 4 World Trade Center, 150 Greenwich St, Floor 45, New York, NY 10007.
(8)	Based upon information included in a Schedule 13G filed with the SEC on May 15, 2026 by Nomura Holdings Inc., and Nomura Global Financial Products Inc. (“NGFP”), which shares voting and disposition power over the shares of Common Stock, NGFP is a wholly owned subsidiary of Nomura Holdings, Inc. and accordingly Nomura Holdings, Inc. may be deemed to beneficially own the shares of Common Stock beneficially owned by NGFP. Samir Patel is the managing director of Nomura Holdings Inc. and an authorized officer of NGFP The address for Nomura Holdings, Inc. is 13-1, Nihonbashi 1-chome, Chuo-ku, Tokyo 103-8645, Japan and the address for NGFP is Worldwide Plaza 309 West 49th Street New York, NY 10019.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Certain Relationships and Related Person Transactions

SEC regulations define the related person transactions that require disclosure to include any transaction, arrangement or relationship in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years in which we were or are to be a participant and in which a related person had or will have a direct or indirect material interest. A related person is: (i) an executive officer, director or director nominee of the Company, (ii) a beneficial owner of more than 5% of our Common Stock, (iii) an immediate family member of an executive officer, director or director nominee or beneficial owner of more than 5% of our Common Stock, or (iv) any entity that is owned or controlled by any of the foregoing persons or in which any of the foregoing persons has a substantial ownership interest or control. Described below are certain transactions or relationships between us and certain related persons.

The following is a summary of transactions since January 1, 2024 to which we have been a party in which the amount involved exceeded $120,000 and in which any of our executive officers, directors or beneficial holders of more than five percent of our capital stock had or will have a direct or indirect material interest, other than compensation arrangements which are described under the sections of this proxy statement entitled Executive Officer and Director Compensation.

On July 21, 2020, the Company entered into a merchandising and licensing agreement with Andy Heyward Animation Art (“AHAA”), whose principal is Andy Heyward. The Company entered into a customary merchandise license agreement with AHAA for the use of characters and logos related to Warren Buffett’s Secret Millionaires Club and Stan Lee’s Mighty 7 in connection with certain products to be sold by AHAA. The terms and conditions of such license are customary within the industry, and the Company earns an arm-length industry standard royalty on all sales made by AHAA utilizing the licensed content. During the years ended December 31, 2025 and 2024, Mr. Heyward did not earn any royalties related to this agreement.

On July 19, 2022, the Company entered into a Shareholder Loan Agreement with Your Family Entertainment AG (“YFE”) in the amount of $1.5 million (EURO 1.3 million), accruing interest at the fixed annualized rate of 5%, with successive interest periods of three months due on the last day of each calendar quarter. The principal plus interest must be repaid by no later than June 30, 2026. As of December 31, 2024 and December 31, 2023, $1.5 million and $1.4 million, respectively, is included within Notes and Accounts Receivable from Related Party on the Company’s consolidated balance sheets. During the years ended December 31, 2024 and December 31, 2023, YFE paid $68,504 and $69,462, respectively, in interest. As of March 26, 2025, the outstanding principal balance of the loan was $1,351,892. Dr. Stefan Piëch , a Director of the Company from June 23, 2022 until March 5, 2025, served as the Chief Executive Officer of YFE.

Review, Approval or Ratification of Transactions with Related Persons

Pursuant to the written charter of our Audit Committee, the Audit Committee is responsible for reviewing and approving all transactions both in which (i) we are a participant and (ii) any parties related to us, including our executive officers, our directors, beneficial owners of more than 5% of our securities, immediate family members of the foregoing persons and any other persons whom our Board determines may be considered related parties under Item 404 of Regulation S-K, has or will have a direct or indirect material interest. Certain of the transactions described in this section occurred prior to the adoption of the Audit Committee’s charter on June 26, 2023. All of the transactions described in this section that occurred after such date were approved by the Audit Committee.

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CODE OF CONDUCT AND ETHICS

We have adopted a Corporate Code of Conduct and Ethics and Whistleblower Policy that applies to all of our officers, directors and employees. A copy of the Code of Conduct and Ethics may be obtained, free of charge, by submitting a written request to the Company or on our website at www.kartoonstudios.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be posted on the “Investors – Corporate Governance” section of our website at www.kartoonstudios.com or included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver.

OTHER MATTERS

As of the date of this proxy statement, the Board of Kartoon knows of no other matters to be presented for stockholder action at the 2026 Annual Meeting. However, other matters may properly come before the 2026 Annual Meeting or any adjournment or postponement thereof. If any other matter is properly brought before the 2026 Annual Meeting for action by the stockholders, proxies in the enclosed form returned to Kartoon will be voted in accordance with the recommendation of the Board.

ANNUAL REPORT/FORM 10-K

Our 2025 Annual Report is being mailed to certain stockholders concurrently with this proxy statement. Copies of the 2025 Annual Report as filed with the SEC and any amendments thereto may be obtained without charge by writing to Kartoon Studios, Inc., 190 N. Canon Drive, 4th Floor, Beverly Hills, California 90210, Attention: Corporate Secretary. A complimentary copy may also be obtained at the internet website maintained by the SEC at www.sec.gov, and by visiting our internet website at www.kartoonstudios.com.

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STOCKHOLDER PROPOSALS FOR THE 2027 ANNUAL MEETING

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”) must submit the proposal to us at our corporate headquarters no later than May 7, 2027, which proposal must be made in accordance with the provisions of Rule 14a-8 of the Exchange Act. In the event the date of the 2027 Annual Meeting has been changed by more than 30 days from the date of the 2026 Annual Meeting, stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2027 Annual Meeting must submit the proposal to us at our corporate headquarters no later than a reasonable time before we begin to print and send our proxy materials for our 2027 Annual Meeting.

Stockholders who intend to present a proposal, including director nominations, at our 2027 Annual Meeting without inclusion of the proposal in our proxy materials are required to provide notice of such proposal to our Secretary so that such notice is received by our Secretary at our principal executive office not earlier than 5:00 p.m., local time on June 23, 2027 but no later than 5:00 p.m., local time on July 23, 2027; provided, however, if the date of the 2027 Annual Meeting is convened more than 30 days before, or delayed by more than 60 days after, October 21, 2027, notice by the stockholder must be delivered not earlier than 5:00 p.m., local time on the 120th day prior to the date of the 2027 Annual Meeting and not later than 5:00 p.m., local time on the later of the 90th day prior to the date of the 2027 Annual Meeting or, if the first public announcement of the date of the 2027 Annual Meeting is less than 100 days prior to the date of the Annual Meeting, the 10th day following the day on which public announcement of the date of 2027 Annual Meeting is first made by the Company. In no event shall any adjournment, recess, or postponement of the 2027 Annual Meeting or the public announcement or other disclosure thereof commence a new time period (or extend any time period) for the giving of a stockholder notice as described above.

In order for stockholders to give timely notice of nominations for directors for inclusion on a universal proxy card in connection with the 2027 Annual Meeting, notice must be submitted by the same deadline as disclosed above under the advance notice provisions of our Amended Bylaws, which require earlier notice than the 60-day minimum notice period under Rule 14a-19 under the Exchange Act, and such notice must include all the information required by our Amended Bylaws and by Rule 14a-19(b) under the Exchange Act and such stockholders must comply with all of the requirements of our Amended Bylaws and Rule 14a-19 under the Exchange Act, including providing us with a statement that the stockholder intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors.

Beverly Hills, California

September 4, 2026

57

Appendix A

AMENDMENT NO. 4 TO THE

KARTOON STUDIOS, INC.

2020 INCENTIVE PLAN

WHEREAS, the Board of Directors (the “Board”) of Kartoon Studios, Inc. (the “Company”) heretofore established the Kartoon Studios, Inc. 2020 Incentive Plan, as amended and restated effective May 23, 2024, as amended by Amendment No. 1 thereto effective December 12, 2024, Amendment No. 2 thereto effective May 14, 2025 and Amendment No. 3 effective March 30, 2026 (the “Plan”);

WHEREAS, the Board desires to amend the Plan to increase the maximum number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) available for grants of Awards (as such term is defined in the Plan) thereunder by an additional 4,000,000 shares of Common Stock;

WHEREAS, pursuant to Section 12.7(a) of the Plan, the Board has the right to amend the Plan with respect to certain matters;

WHEREAS, the Board has approved and authorized this Amendment No. 4 to the Plan (the “Amendment No. 4”) and has recommended that the stockholders of the Company approve this Amendment No. 4.

NOW, THEREFORE, BE IT:

RESOLVED, that the Plan is hereby amended, subject to and effective as of the date of stockholder approval hereof, in the following particulars:

1. Subject to approval of the Company’s stockholders, Section 4.1(a) of the Plan is hereby amended by increasing the share references in such section by an additional 4,000,000 shares of Common Stock, such that Section 4.1(a), as amended and restated, reads in its entirety as follows:

“Subject to the provisions of this Article 4, the maximum number of shares of Common Stock with respect to which Awards may be granted during the term of the Plan shall be the sum of (i) 17,000,000 Shares and (ii) the shares of Common Stock remaining available for issuance under the Company’s 2015 Incentive Plan, subject to adjustment in accordance with Section 4.1(c) hereof. 17,000,000 Shares shall be available for the grant of Incentive Stock Options and other awards hereunder.”

2. Except as specifically set forth herein, the terms of the Plan shall be and remain unchanged, and the Plan as amended shall remain in full force and effect.

[Signature page follows.]

A-1

IN WITNESS WHEREOF, the Company has caused this Amendment No. 4 to be signed this [ ] day of October, 2026.

Kartoon Studios, Inc.

By:
Name:	Andy Heyward
Title:	Chief Executive Officer

A-2

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. T03590 - P57060 For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ! ! ! Please sign exactly as your name(s) appear(s) hereon . When signing as attorney, executor, administrator, or other fiduciary, please give full title as such . Joint owners should each sign personally . All holders must sign . If a corporation or partnership, please sign in full corporate or partnership name by authorized officer . 1 . The election of six (6) directors named in the accompanying proxy statement to serve as Class I or Class II directors with staggered terms pursuant to the Company’s bylaws, as amended, with initial terms expiring at the 2027 and 2028 annual meetings of stockholders, respectively : Nominees: KARTOON STUDIOS, INC. The Board of Directors recommends you vote FOR the following: 2. Ratification of the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. 3. Approval of a proposed amendment to the Kartoon Studios, Inc. 2020 Incentive Plan as amended (the “2020 Plan”) to increase the aggregate number of shares of common stock, par value $0.001 per share (the “Common Stock”), available for awards under the 2020 Plan by 4,000,000 shares. 4. Approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in the accompanying proxy statement. 5. Approval of a proposal to adjourn the Annual Meeting to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve Proposal 3. NOTE: To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5. 1) Joseph “Gray” Davis - Class I 2) David Neuman - Class I 3) Dr. Cynthia Turner - Graham - Class I 4) Andy Heyward - Class II 5) Anthony Thomopoulos - Class II 6) Jeffrey Schlesinger - Class II KARTOON STUDIOS, INC. 190 N CANNON DR., FLOOR 4 BEVERLY HILLS, CA 90210 VOTE BY INTERNET Before The Meeting - Go to www . proxyvote . com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11 : 59 p . m . Eastern Time the day before the cut - off date or meeting date . Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form . During The Meeting - Go to www . virtualshareholdermeeting . com/TOON 2026 You may attend the meeting via the Internet and vote during the meeting . Have the information that is printed in the box marked by the arrow available and follow the instructions . VOTE BY PHONE - 1 - 800 - 690 - 6903 Use any touch - tone telephone to transmit your voting instructions up until 11 : 59 p . m . Eastern Time the day before the cut - off date or meeting date . Have your proxy card in hand when you call and then follow the instructions . VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage - paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 . SCAN TO VIEW MATERIALS & VOTE 

T03591 - P57060 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form - 10K for the year ended December 31, 2025 are available at www.proxyvote.com. KARTOON STUDIOS, INC. Annual Meeting of Stockholders October 21, 2026 10:00 AM PT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Andy Heyward as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of Kartoon Studios, Inc . (the “Company”) that the stockholder(s) is/are entitled to vote at the annual meeting of stockholders (the “Annual Meeting”) to be held at 10 : 00 AM, PT on October 21 , 2026 , virtually at www . virtualshareholdermeeting . com/TOON 2026 and any adjournment or postponement thereof . THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S) . IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE OF THIS PROXY TO THE BOARD OF DIRECTORS, AND FOR PROPOSALS 2 , 3 , 4 , AND 5 . The votes entitled to be cast by the proxy will be cast in the discretion of the proxy on any other matter that may properly come before the Annual Meeting or any continuation(s), adjournment(s), or postponement(s) thereof . Continued and to be signed on reverse side